As filed with the Securities and Exchange Commission on October 10, 2003

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐	Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

Pacific Funds

(Exact Name of Registrant as Specified in Charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of Principal Executive Offices )                                                  (Zip Code)

Registrant’s Telephone Number, including Area Code:    (949) 219-6767

Robin S. Yonis

Assistant Vice President and Investment Counsel of

Pacific Life Insurance Company

700 Newport Center Drive

Post Office Box 9000

Newport Beach, CA 92660

(Name and Address of Agent for Service)

Copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 Eye Street, N.W.

Washington, D.C. 20006-2401

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration statement becomes effective.

It is proposed that this filing will become effective on November 8, 2003, pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

PACIFIC FUNDS

Post Office Box 9768

Providence, RI 02940-9768

November     , 2003

Dear Shareholder:

We are pleased to enclose a Notice for a Special Meeting of Shareholders of the PF Putnam Research Fund, a mutual fund portfolio within Pacific Funds (the “Trust”). The meeting is scheduled to be held at the office of Pacific Life Insurance Company, located at 700 Newport Center Drive, Newport Beach, California 92660, at 9:00 a.m., Pacific time, on December 12, 2003.

The purpose of the meeting is to seek your approval of the reorganization of the PF Putnam Research Fund into the PF AIM Blue Chip Fund, which is another mutual fund portfolio within the Trust (the “Reorganization”). If approved by shareholders, you would become a shareholder of the PF AIM Blue Chip Fund on the date that the Reorganization occurs. The PF AIM Blue Chip Fund, which is managed by AIM Capital Management, Inc. (“AIM”), has investment objectives and strategies that are similar to those of the PF Putnam Research Fund. The Reorganization is expected to result in expenses that are lower for shareholders of the PF Putnam Research Fund.

The accompanying Proxy Statement/Prospectus describes the proposed Reorganization and compares the policies and expenses of the funds for your evaluation.

The Board of Trustees of the Trust unanimously approved this proposal and recommended shareholders vote FOR the Reorganization proposal.

Please take the time to read the Proxy Statement/Prospectus and cast your vote. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Thomas C. Sutton

Chairman of the Board

PACIFIC FUNDS

Post Office Box 9768

Providence, RI 02940-9768

Notice of Special Meeting of Shareholders of

PF Putnam Research Fund

November     , 2003

To the Shareholders of the PF Putnam Research Fund:

A Special Meeting of Shareholders of the PF Putnam Research Fund of Pacific Funds is scheduled for December 12, 2003, at 9:00 a.m., Pacific time, at 700 Newport Center Drive, Newport Beach, California 92660 for the following purposes:

1.	To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the PF Putnam Research Fund by the PF AIM Blue Chip Fund; and

2.	To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

The Board of Trustees of Pacific Funds (the “Board”) has fixed the close of business on September 26, 2003, as the record date for determining shareholders entitled to notice of, and to vote at, the meeting, and any adjournments thereof. Your attention is called to the accompanying Proxy Statement/Prospectus.

You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting are requested to complete, sign, and return the enclosed voting instruction form promptly or vote by telephone by calling toll-free 1-866-241-6192. The enclosed voting instruction form is being solicited by the Board.

Please respond—your vote is important. Whether or not you plan to attend the meeting, please vote either by telephone or by mailing your voting instruction. If you vote by mail, only voting instructions received at the address shown on the enclosed postage paid envelope will be counted.

By Order of the Board

Audrey L. Milfs

Secretary

PROXY STATEMENT/PROSPECTUS

SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR

December 12, 2003

PF Putnam Research Fund

a mutual fund portfolio within Pacific Funds (the “Trust”)

Relating to the Reorganization into

PF AIM Blue Chip Fund

a mutual fund portfolio within the Trust

INTRODUCTION

This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of the PF Putnam Research Fund to the PF AIM Blue Chip Fund in exchange for shares of the PF AIM Blue Chip Fund (the “Reorganization”). The PF Putnam Research Fund would then distribute to its shareholders their pro rata portion of the shares of PF AIM Blue Chip it receives in the Reorganization. The result would be a liquidation of the PF Putnam Research Fund. Each shareholder would receive shares of the PF AIM Blue Chip Fund having an aggregate value equal to the aggregate value of the shares the shareholder held of the PF Putnam Research Fund, as of the close of business on the closing date of the Reorganization. You are being asked to vote on the Plan of Reorganization through which these transactions would be accomplished.

Because you, as a shareholder of the PF Putnam Research Fund, are being asked to approve a transaction that will result in your becoming a shareholder of the PF AIM Blue Chip Fund, this Proxy Statement also serves as a Prospectus for the PF AIM Blue Chip Fund. This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the PF AIM Blue Chip Fund that you should know before investing, including a discussion of the investment objectives, strategies, restrictions and risks of each of the Funds. For a more detailed discussion of the investment objectives, strategies and restrictions of the Funds, see the Pacific Funds prospectus and the Statement of Additional Information (SAI) for the Funds, each dated July 1, 2003, as supplemented, which are incorporated herein by reference. For more detailed information concerning this Prospectus/Proxy, see the SAI relating to this Prospectus/Proxy Statement. The Trust also provides periodic reports to its shareholders which highlight certain important information about the Trust, including investment results and financial information. The two SAIs and the annual report for the Trust dated March 31, 2003, which are incorporated herein by reference, may each be obtained without charge by calling 1-800-722-2333.

You may also obtain proxy materials, reports and other information filed by the Trust from the Securities and Exchange Commission’s (SEC) Public Reference Room 1-800-SEC-0330 or from the SEC’s internet website at www.sec.gov.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Trust’s Prospectus, and the Plan of Reorganization which is attached hereto as Appendix A.

The Proposed Reorganization.    On September 8, 2003, the Board of Trustees of Pacific Funds (the “Board”) approved a Plan of Reorganization. Subject to shareholder approval, the Plan of Reorganization provides for: the transfer of all of the assets of the PF Putnam Research Fund to the PF AIM Blue Chip Fund, in exchange for shares of the PF AIM Blue Chip Fund; the assumption by the PF AIM Blue Chip Fund of all of the liabilities of the PF Putnam Research Fund; and the distribution of the PF AIM Blue Chip Fund shares to the shareholders of the PF Putnam Research Fund in complete liquidation of the PF Putnam Research Fund (together, the “Reorganization”).

The Reorganization is expected to be effective as of the close of business on December 31, 2003, or on a later date as the parties may agree (the “Closing”). As a result of the Reorganization, each shareholder of the PF Putnam Research Fund would become a shareholder of the PF AIM Blue Chip Fund. Each shareholder would hold, immediately after the Closing, shares of the PF AIM Blue Chip Fund having an aggregate value equal to the aggregate value of the shares of the PF Putnam Research Fund held by that shareholder as of the close of business on the Closing Date.

The Reorganization is intended to eliminate the PF Putnam Research Fund, which has not enjoyed the growth in assets that other funds of the Trust have realized. The Reorganization is expected to lower expenses for shareholders of the PF Putnam Research Fund to some degree, since they would invest in a fund that has a ratio of expenses to average net asset value per share (“expense ratio”) that is lower by approximately 0.05%.

Approval of the Plan of Reorganization requires a majority vote of the shares voted in person or by proxy by shareholders of the PF Putnam Research Fund.

After careful consideration, the Board unanimously approved the proposed Reorganization. The Board recommends that you vote FOR the proposed Reorganization.

Information comparing the funds follows. A few important points to note are:

•	The PF Putnam Research Fund and the PF AIM Blue Chip Fund (each generally a “Fund”, and collectively, the “Funds”) have investment objectives and strategies that are similar in many respects. The PF Putnam Research Fund’s investment goal is to seek long-term growth of capital. The PF AIM Blue Chip Fund’s investment goal is to seek long-term growth of capital, and current income is of secondary importance.

•	The PF Putnam Research Fund has not been successful in attracting assets. Of its $13,285,747 net assets as of June 30, 2003 Pacific Life Insurance Company (“Pacific Life”) owned shares worth $12,751,110 leaving $534,637 from the investing public. The Fund’s management has concluded that the Fund is too small to be viable and does not have good prospects for growth.

•	The proposed Reorganization is expected to result in a small reduction in expenses for shareholders of the PF Putnam Research Fund so that the annual expense ratio will be approximately 0.05% lower for Class A, Class B and Class C shares.

2

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

AND FEES AND EXPENSES OF THE FUNDS

	PF Putnam Research Fund	PF AIM Blue Chip Fund

Investment Goal	• To seek long-term growth of capital.	• To seek long-term growth of capital. Current income is of secondary importance.

Primary Investment Strategies

•   Invests principally in common stocks of large U.S. companies which the manager believes have the greatest potential for capital appreciation. These are companies whose stock prices reflect a value lower than that which the manager places on the company or whose earnings the manager believes are likely to grow over time.

•   Managed by a team of research analysts rather than a traditional individual fund manager. Fund assets are allocated to research analysts covering various industry sectors, and each research analyst makes independent investment recommendations within the Fund’s guidelines and objectives. The analysts’ recommendations are run through an optimization model designed to reduce risk by controlling sector and factor exposures. Sector weightings are the result of the research and analysis process, and as a result, certain sectors may be under- or over-weighted relative to the benchmark index.

•   To determine whether to buy or sell investments, the manager will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.

•   May invest up to 20% of its assets in foreign securities (limit does not include American Depositary Receipts) that are principally traded outside the U.S., including those of emerging countries.

•   May use derivatives to try to increase returns, to hedge against changes in currency exchange rates or to otherwise help achieve the Fund’s investment goal.

•   Invests at least 80% of its assets in the securities of blue chip companies, including equity securities, convertible securities and foreign securities and synthetic instruments. Blue chip companies are those included in the Russell 1000 Index (large and mid-sized companies) which the manager believes have high quality management and or products.

•   The managers look for companies which possess strong financial characteristics and which they believe have leading market positions that are expected to be maintained or enhanced over time. The Fund seeks to balance growth, value and quality when selecting stocks. Such companies generally have:

•   superior growth prospects compared to other companies in the same industry

•   proprietary technology which the managers believe have the potential to bring about major change within an industry

•   leading sales within an industry, or the potential to become a market leader

•   The managers also look for companies that have:

•   faster earnings growth than their competitors and the market in general

•   higher profit margins relative to their competitors

•   strong cash flow relative to their competitors

•   a balance sheet with relatively low debt and a high return on equity relative to their competitors

•   May invest up to 25% of its assets in foreign securities.

•   May invest up to 15% of its assets in equity and/or debt real estate investment trusts.

•   May invest in U.S. government securities and high-quality debt securities.

Investment Adviser	Pacific Life Insurance Company	Pacific Life Insurance Company

Fund Manager (Sub-Adviser)	Putnam Investment Management, LLC	AIM Capital Management, Inc.

Persons Responsible	Putnam Global Equity Research Team shares day-to-day responsibility for management of the Fund	Monika H. Degan and Kirk L. Anderson—members of AIM’s Large-Cap Growth Team

3

Comparison of Fund Characteristics

The following table is intended to help you understand the differences between the two Funds. It compares certain characteristics of the Funds as of March 31, 2003:

	PF Putnam Research Fund	PF AIM Blue Chip Fund

Net Assets Number of Holdings Average Market Capitalization Portfolio Turnover Rate (12 months ended 3/31/03) % of net assets in: • U.S. Common Stocks • Foreign Common Stocks • Short-Term Investments	$11,156,236 112 $62.7 billion 160.76% 90.83 8.27 0.90	$10,145,869 84 $52.3 billion 35.58% 90.22 2.33 7.16

Top 5 Industries (as a % of total investments)	Commercial Banks – 10.75% Pharmaceutical Preparation – 7.80% Petroleum Refining – 4.23% Electronic Computers – 4.09% Department Stores – 4.02%	Commercial Banks – 8.65% U.S. Government Agency Issue – 6.67% Pharmaceutical Preparation – 6.17% Prepackaged Software – 5.03% Semiconductors & Related Devices – 4.30%

Top 10 Holdings (as a % of net assets)

Exxon Mobil Corp – 3.92%

American International Group, Inc. – 3.29%

Citigroup, Inc. – 3.09%

Wal-Mart Stores, Inc. – 2.89%

Johnson & Johnson – 2.67%

Pharmacia Corp – 2.46%

Intel Corp – 2.45%

Pfizer, Inc. – 2.41%

Hewlett-Packard Co – 2.17%

Altria Group, Inc. – 2.16%

Federal Home Loan Bank – 6.67%

Pfizer, Inc. – 3.87%

Microsoft Corp. – 3.51%

Wal-Mart Stores, Inc. 3.23%

Exxon Mobil Corp – 3.14%

General Electric Co. – 3.07%

Citigroup, Inc. – 3.06%

Johnson & Johnson – 2.97%

Bank of America Corp – 2.11%

Cisco Systems, Inc. – 2.00%

Following the Reorganization and in the ordinary course of managing the Fund, certain of the holdings of the PF Putnam Research Fund to be transferred to the PF AIM Blue Chip Fund in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for the PF AIM Blue Chip Fund.

4

Relative Performance

Information on the performance of the PF AIM Blue Chip Fund and PF Putnam Research Fund is presented to help you understand the differences between the Funds. The following table shows, for the period since the inception of the Funds, the annual total return for (a) Class A, B, and C shares of the PF AIM Blue Chip Fund, (b) Class A, B, and C shares of the PF Putnam Research Fund, and (c) the Standard & Poor’s 500 Composite Stock Price Index and it shows returns from January – September 2003. The performance of the Funds in the table below does not reflect the deduction of sales loads and would be lower if it did. The index has inherent performance advantages over the Funds, since the index has no cash in its portfolio and incurs no transaction or operating expenses. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not include deduction of sales charges. Each Fund’s past performance is not an indication of its future performance.

	Calendar Period Ended January 1, 2003 – September 30, 2003	Annualized Since Inception[1] October 1, 2001 – September 30, 2003	Annualized Since Inception[1] December 31, 2001 – September 30, 2003
PF AIM Blue Chip Fund Class A	13.05%	(3.50%)	n/a
PF AIM Blue Chip Fund Class B	12.65%	(4.07%)	n/a
PF AIM Blue Chip Fund Class C	12.65%	(4.05%)	n/a

PF Putnam Research Fund Class A	11.87%	n/a	(7.71%)
PF Putnam Research Fund Class B	11.41%	n/a	(8.24%)
PF Putnam Research Fund Class C	11.41%	n/a	(8.19%)

Standard & Poor’s 500 Composite Stock Index	14.71%	(0.54%)	(6.22%)

[1]	The PF AIM Blue Chip Fund commenced operations on October 1, 2001 and the PF Putnam Research Fund commenced operations on December 31, 2001.
[2]	The Standard & Poor’s 500 Composite Stock Price Index is comprised of Stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Comparison of Risks Involved in Investing in the Funds

Because the Funds share similar investment objectives and strategies, the risks of an investment in the Funds are similar. The principal risk of investment in either Fund is fluctuation in the net asset value of the Fund’s shares. Market conditions, financial conditions of issuers represented in the Fund, and other factors affect such fluctuations. Certain risks associated with an investment in the Funds are summarized below in “Comparison of Securities and Investment Techniques”.

Comparison of Securities and Investment Techniques

The following is a summary of the types of securities in which the Funds may invest and strategies the Funds may employ in pursuit of their investment objectives. As with any security, an investment in a Fund’s shares involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk.

Equity Securities/Price Volatility.    Both Funds principally invest in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The Funds may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the value of other stocks. The PF Putnam Research Fund may invest in small and medium-sized companies, and the PF AIM Blue Chip Fund may invest a portion of its assets in medium-sized companies. Small and medium-sized companies may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility and business prospects and many are dependent on a few key managers.

Foreign Securities.    Both of the Funds may invest in foreign securities. The PF AIM Blue Chip Fund may invest up to 25% of its assets, measured at the time of investment, in foreign securities and the PF Putnam Research Fund may invest up to 20% of its assets in foreign securities, including those of emerging countries, exclusive of American Depositary Receipts.

Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

5

Investment in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting command accounting standards and controls. Such investment may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, particularly Russia.

Use of Derivatives.     Both Funds may engage in derivative transactions. Both Funds may invest in options, futures, contracts and warrants. The PF AIM Blue Chip Fund may use warrants, options, futures contracts and forward contracts and other techniques to try to increase returns or as hedging techniques. The PF Putnam Research Fund may invest in options, futures contracts and use other hedging techniques when necessary to try to offset the effects of changes in interest rates and currency exchange rates.

Generally, derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying security, group of securities or an index. Use of derivatives could increase a Fund’s volatility or reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index. A risk of using financial futures contracts for hedging purposes is that the adviser might imperfectly judge the market’s direction, so that the hedge might not correlate to the market’s movements and may be ineffective. Furthermore, if a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the underlying securities and the futures contract.

Real Estate Investment Trusts (REITs).    The PF AIM Blue Chip Growth Fund may invest in REITs. REITs expose the Fund to the risks of the real estate market. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

COMPARISON OF FEES AND EXPENSES

The following describes and compares the fees and expenses that shareholders pay in connection with investment in the Funds. For further information on the fees and expenses of the PF AIM Blue Chip Fund, see “Appendix B—Additional Information Regarding PF AIM Blue Chip Fund.”

Advisory and Management Fees

The PF AIM Blue Chip Fund pays a fee to Pacific Life of 0.95% of the Fund’s average daily net assets. The PF Putnam Research Fund pays an advisory fee to Pacific Life of 1.00% of the Fund’s average daily net assets.

Pacific Life pays a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF AIM Blue Chip Fund of 0.50% on the first $250 million; 0.45% on the next $250 million and 0.40% on assets over $500 million.

Pacific Life pays a monthly fee to Putnam on an annual percentage of the average daily net assets of the PF Putnam Research Fund of 0.75% on the first $250 million and 0.65% on assets over $250 million.

Distribution and Service Fees

The annual distribution (12b-1) and service fees are the same for PF Putnam Research Fund and PF AIM Blue Chip Fund: 0.50%, 1.00% and 1.00% for Class A, Class B and Class C shares, respectively.

Operating Expenses (Net) Class A

The expense ratio for fiscal year ended March 31, 2003 for the PF AIM Blue Chip Fund was Class A 1.90%, which was slightly lower than the expense ratio of 1.95% for the PF Putnam Research Fund.

Expense Limitation Arrangement

Pacific Life has agreed to waive all or part of its investment advisory fees, administration fees, or otherwise reimburse each Fund for operating expenses (including organizational expenses, but not including investment advisory fees; 12b-1 distribution and service fees; foreign taxes on dividends, interest, or gains; interest; taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation; and other expenses not incurred in the ordinary course of each Fund’s business) that exceed 0.45% of each Fund’s average daily net assets. Pacific Life does this voluntarily and does not guarantee that it will continue to do so after June 30, 2005. For the fiscal year ended March 31, 2003, Pacific Life reimbursed $203,580 to the PF Putnam Research Fund. If the Reorganization is approved by shareholders, the PF AIM Blue Chip Fund will assume any recoupment obligations of the PF Putnam Research Fund to Pacific Life, subject to the expense limitation of the PF AIM Blue Chip Fund.

Expense Tables

Transaction Fees on New Investments

(fees paid directly from your investment)

	Class A		Class B		Class C
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.50	%(1)	None		1.00%
Maximum contingent deferred sales charge (load) (as a percentage of the lower of original purchase price of redemption price)	None	(2)	5.00	%(3)	1.00	%(4)

(1)	Reduced for purchases of $50,000 and over.

(2)	A contingent deferred sales charge (CDSC) of 1.00% is assessed on redemptions of Class A shares within 1 year of purchase if the purchase was part of an investment of $1 million or more (when there was no initial sales charge).

(3)	A CDSC is imposed upon the sale of your shares within 7 years from purchase. The fee has schedule reductions after the first year.

(4)	CDSC is imposed upon redemptions within 1 year from purchase.

Neither the PF Putnam Research Fund nor the PF AIM Blue Chip Fund has any redemption fees, exchange fees or sales charges on reinvested dividends.

The current expenses of each Fund and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table that follows. Expenses for the Funds are based upon the operating expenses incurred for the fiscal year ended March 31, 2003. Pro forma fees show estimated fees of the PF AIM Blue Chip Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

6

Annual Fund Operating Expenses (Net)

that are deducted from Fund assets

shown as a ratio of expenses to average daily net assets

As of March 31, 2003	Advisory Fees	Distribution And Service (12b-1) Fees[1]			Other Expenses[2]	Total Annual Operating Expenses			Fee Waiver by Adviser[3]			Net Operating Expenses
Class:		A	B	C		A	B	C	A	B	C	A	B	C
Fund:
PF AIM Blue Chip	0.95%	0.50%	1.00%	1.00%	2.49%	3.94%	4.44%	4.44%	(2.04%)	(2.04%)	(2.04%)	1.90%	2.40%	2.40%
PF Putnam Research	1.00%	0.50%	1.00%	1.00%	2.12%	3.62%	4.12%	4.12%	(1.67%)	(1.67%)	(1.67%)	1.95%	2.45%	2.45%
ProForma (Combined Funds)	0.95%	0.50%	1.00%	1.00%	2.28%	3.73%	4.23%	4.23%	(1.83%)	(1.83%)	(1.83%)	1.90%	2.40%	2.40%

[1]	Over time, distribution fees paid out of a fund’s assets on an ongoing basis will increase the cost of your investment and may cost you more than paying other types of sales charges, and long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowable.
[2]	Other expenses include the fee paid to Pacific Life for providing or procuring for the funds administrative services, transfer agency services, and shareholder services, at an annual rate of 0.35% of each fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services.
[3]	To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees; administration fees, or otherwise reimburse each fund for operating expenses (including organizational expenses, but not including investment advisory fees; 12b-1 distribution and service fees; foreign taxes on dividends, interest, or gains; interest; taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation; and other expenses not incurred in the ordinary course of each fund’s business) that exceed an annual rate based on a percentage of fund’s average daily net assets. The expense cap for the funds is 0.45% through 6/30/05. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years) to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to cap expenses after 6/30/05.

Examples

The examples are intended to help you compare the cost of investing in the Funds and in the combined Funds on a pro forma basis—assuming the Funds have been combined. The examples assume that a shareholder invests $10,000 in each Fund and in the surviving Fund after the Reorganization for the time periods indicated. The examples also assume that the investment earns a 5% return each year and that each Fund’s operating expenses remain the same and both interest and expenses are credited and charged at the end of each month. The 5% return is an assumption and is not intended to portray past or future investment results. Automatic conversion to Class A shares after eight years, thus reducing future annual expenses, is also assumed. The expense cap noted above in footnote 3 is used in calculating the examples. Based on the above assumptions, a shareholder would incur the following expenses for each period shown. Because this is an estimate, actual expenses may be higher or lower.

	Your expenses (in dollars) if you sell Class A, B or C shares at the end of each period												Your expenses (in dollars) if you don’t sell Class A, B or C shares at the end of each period
	1 year			3 years			5 years			10 years			1 year			3 years			5 years			10 years
Class:	A	B	C	A	B	C	A	B	C	A	B	C	A	B	C	A	B	C	A	B	C	A	B	C
PF AIM Blue Chip	732	743	441	1,269	1,309	1,000	2,081	2,060	1,941	4,189	4,176	4,339	732	243	341	1,269	909	1,000	2,081	1,860	1,941	4,189	4,176	4,339
PF Putnam Research	737	748	446	1,255	1,295	986	2,005	1,981	1,863	3,972	3,956	4,123	737	248	346	1,255	895	986	2,005	1,781	1,863	3,972	3,956	4,123
ProForma
(Combined Funds)	732	743	441	1,253	1,293	984	2,025	2,002	1,883	4,042	4,027	4,193	732	243	341	1,253	893	984	2,025	1,802	1,883	4,042	4,027	4,193

INFORMATION ABOUT THE PF AIM BLUE CHIP FUND

Investment Personnel

The PF AIM Blue Chip fund is managed by AIM’s Large-Cap Growth Team. Current members include:

Monika H. Degan, CFA, is an investment officer and senior portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1995. Ms. Degan has over 10 years of investment experience and a BA and an MBA from the University of Houston.

Kirk L. Anderson is a portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1994. Mr. Anderson has a BA from Texas A&M University and an MS from the University of Houston.

7

Performance of the PF AIM Blue Chip Fund

The bar chart reflects performance of Class A shares without deduction for sales loads or fees. If these amounts were deducted, returns would be lower. Both the bar chart and the table assume reinvestment of dividends and distributions.

The following table shows how the PF AIM Blue Chip Fund’s average annual total returns compare to its benchmark index, the Standard & Poor’s 500 Composite Stock Price Index, an unmanaged broad-based index. The index has inherent performance advantages over the PF AIM Blue Chip Fund since it has no cash in its Fund and incurs no operating expenses. An investor cannot invest directly in an index. The 1-year and since inception average annual total returns reflect performance after deduction for sales loads or fees.

Past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, the fund’s performance would have been reduced.

Annual total return (%) as of December 31, 20021

[1]	Class A return for quarter ended 9/30/03: 2.32%

Best and worst quarters of 2002: 4th quarter: 5.26%; 2nd quarter: -15.69%

Average annual total return as of December 31, 2002	1 year	Since Inception (October 1, 2001)
PF AIM Blue Chip Fund
Return before taxes Class A1	(30.69%)	(18.12%)
Return before taxes Class B2	(30.77%)	(17.64%)
Return before taxes Class C3	(28.50%)	(15.56%)
Return after taxes on distributions[4]	(30.69%)	(18.24%)
Return after taxes on distributions and sale of shares[4]	(18.84%)	(14.47%)
Standard & Poor’s 500 Composite Stock Index[5]	(22.09%)	(11.18%)

[1]	Reflects deduction of sales charge of 5.5%.
[2]	Reflects deduction of deferred sales charge of 5% and 4% for the one year and since inception returns, respectively.
[3]	Reflects deduction of deferred sales charge of 1% for the 1 year return.
[4]	The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; (c) depend on an investor’s tax situation and may differ from those shown; and (d) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401k plans or individual retirement accounts. In some instances, the Return after taxes or distributions and sale of shares may be greater than Return before taxes because the investor is assumed to be able to use the capital loss of the sale of fund shares to offset other taxable capital gains.
[5]	The Standard & Poor’s 500 Composite Stock Price Index is comprised of Stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Additional information about the PF AIM Blue Chip Fund is included in Appendix B to this Proxy Statement/Prospectus.

8

The Fund Manager’s Discussion of the PF AIM Blue Chip Fund

The following is AIM’s discussion regarding the performance of the PF AIM Blue Chip Fund for the fiscal year ended March 31, 2003.

Q. How did the fund perform for the year ended March 31, 2003?

A. For the year ended March 31, 2003, the fund’s Class A returned –26.55%* compared to a –24.75%** return for its benchmark, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2003 of a $10,000 investment made in Class A shares when the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the S&P 500 Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

PF AIM Blue Chip Fund Class A without front-end sales charge
PF AIM Blue Chip Fund Class A with maximum front-end sales charge
– – – – – –	S&P 500 Index

Average Annual Total Returns for the Periods Ended March 31, 2003

PF AIM Blue Chip Fund	Class A	Class B	Class C
1 Year Total Return
Without sales charge*	-26.55%	-27.06%	-26.99%
With maximum sales charge***	-30.60%	-30.70%	-28.44%
S&P 500 Index**	-24.75%
Since Inception:
Without sales charge*	-13.22%	-13.77%	-13.75%
With maximum sales charge***	-16.42%	-16.08%	-14.32%
S&P 500 Index**	-11.32%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. During the year ending March 31, 2003, the financial markets declined significantly, while the economy continued to make its way through a somewhat choppy recovery. All of the major indices posted disappointing returns. The NASDAQ Composite Stock Index (NASDAQ) was down 26.97%**, the S&P 500 Index declined by 24.75%**, and the Dow Jones Industrial Average posted a return of –21.45%** for the period. Some of the negative influences on the markets included repeated reports of scandalous activity in corporate America, fear of terrorism, and increased uncertainty over the war in Iraq. During the first three quarters of this period, the positive news related mostly to the economy, with average Gross Domestic Product (GDP) growth recorded at a healthy 2.2%, productivity rates at levels not seen in 50 years, relatively nonexistent inflation, a low interest rate environment that fueled consumer spending, and a booming housing market. However, during the first quarter of 2003, reports on the economy turned more negative after the start of the war. Preliminary estimates for first quarter GDP growth have been scaled back significantly since the beginning of the year. Employment statistics have also been worrisome as unemployment claims and payrolls were weaker than expected. The unemployment rate held steady at 5.8% by the end of the first quarter of 2003, suggesting little expansion in hiring, at least until a resolution of the Iraqi conflict. Consumer confidence also deteriorated amid war tensions and rising oil prices, falling to a nine-year low in March. As consumer confidence waned, spending data also declined. Burdened by higher energy prices, consumers scaled back their purchases. The housing market, until recently, had largely offset weak economic data; however, reports released in March also showed some signs of deceleration.

During this period, all of the sectors within the S&P 500 Index posted large declines, with utilities and telecommunication services performing the worst. The health care sector had the best performance, but it was still down over 18% for the period. Growth stocks remained out of favor, as value stocks strongly outperformed during 2002; however, the growth style of investing has outperformed value since the beginning of 2003. Small-capitalization growth stocks suffered the greatest losses during the period, while mid-capitalization value-oriented stocks had the best performance.

The fund seeks long-term growth of capital. Current income is of secondary importance. It invests mainly in equity securities of “blue chip” companies, which are typically large companies that are well established in their respective industries. The fund seeks to invest only in market leaders and is diversified across all sectors of its benchmark. In managing the fund in the uncertain market environment of the last fiscal year, we at AIM continued to focus on diversification, both within sectors and across industries, while targeting high quality, market-leading companies with strong fundamentals. On average, the fund held an overweight position relative to the benchmark in the health care sector, and held underweight positions in consumer staples, industrials, telecommunication services, materials, and utilities during the period.

The fund’s underperformance relative to its benchmark was largely due to its holdings in the information technology sector, as market-leading companies remained under pressure. The semiconductor industry within this sector performed the worst during the period. Good stock selection in the industrials sector helped the fund’s performance when compared to the benchmark, as did stock selection and an underweight position relative to the benchmark in consumer staples. The fund’s underweight position relative to the benchmark in telecommunication services also made a positive contribution, while holdings in the consumer discretionary sector detracted from performance as the war had a negative short-term impact on media related companies during the first quarter of 2003. The performance of the fund was also affected by its heavy exposure to very large capitalization stocks relative to its benchmark, which were out of favor in comparison to small-and mid-capitalization stocks during the first part of 2003.

The top five contributors for the period were Forest Laboratories Inc., Zimmer Holdings Inc., Amgen Inc., SLM Corp., and St. Jude Medical Inc. The bottom five contributors were Home Depot Inc., General Electric Co., Citigroup Inc., Applied Materials Inc., and American International Group Inc.

*	The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.
**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.
***	Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

10

I NFORMATION ABOUT THE REORGANIZATION

The Reorganization Plan.    The Reorganization Plan involves the transfer of all of the assets and liabilities of the PF Putnam Research Fund to the PF AIM Blue Chip Fund in exchange for shares of the PF AIM Blue Chip Fund. The PF Putnam Research Fund would then distribute to its shareholders their portion of the shares of the PF AIM Blue Chip Fund it receives in the Reorganization. The result would be a liquidation of the PF Putnam Research Fund.

After the Reorganization, each shareholder of the PF Putnam Research Fund will own shares in the PF AIM Blue Chip Fund having an aggregate value equal to the aggregate value of shares in the PF Putnam Research Fund held by that shareholder as of the close of business on the business day preceding the Closing as that term is defined in the attached copy of the Reorganization Plan in Appendix A. In the interest of economy and convenience, shares of the PF AIM Blue Chip Fund generally will not be represented by physical certificates.

Until the Closing, shareholders of the PF Putnam Research Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests for the redemption of its shares received by the shareholders of the PF AIM Blue Chip Fund in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the PF Putnam Research Fund. The Reorganization Plan also requires that each Fund take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan, and the transactions contemplated under it, may be terminated by resolution of the Board at any time prior to the date of the Closing. For a complete description of the terms and conditions of the Reorganization, see a copy of the Reorganization Plan in Appendix A.

Reasons for the Reorganization.    The PF Putnam Research Fund has not attracted asset growth to the extent realized by other funds of Pacific Funds. The proposed Reorganization was presented to the Board of Pacific Funds for consideration and approval on September 8, 2003. For the reasons discussed below, the Board, including all of the trustees who are not “interested persons” of Pacific Funds (as defined in the Investment Company Act of 1940), unanimously determined that the proposed Reorganization is in the best interests of the PF Putnam Research Fund and its shareholders and that the interests of the shareholders of the PF Putnam Research Fund will not be diluted as a result of the proposed Reorganization.

The Reorganization will allow the PF Putnam Research Fund’s shareholders to continue to participate in a professionally-managed fund. As shareholders of the PF AIM Blue Chip Fund, these shareholders will continue to be able to exchange shares of the PF AIM Blue Chip Fund into shares of other funds offered by Pacific Funds. A list of the current funds offered by Pacific Funds is attached as Appendix D.

Board Consideration.    The Board, in recommending the proposed transaction, considered a number of factors, including the following:

(1)	the slow growth of the PF Putnam Research Fund and management’s conclusion that it is unlikely that the Fund will be viable;

(2)	the similarity of the PF AIM Blue Chip Fund’s investment objective, strategies and restrictions with those of the PF Putnam Research Fund;

(3)	elimination of duplication of costs and inefficiencies of having two similar funds;

11

(4)	expense ratios and information regarding fees and expenses of the PF AIM Blue Chip Fund and the PF Putnam Research Fund;

(5)	the Reorganization would not dilute the interests of the PF Putnam Research Fund’s current shareholders;

(6)	the relative investment performance and risks of the PF AIM Blue Chip Fund as compared to the PF Putnam Research Fund;

(7)	the tax-free nature of the Reorganization to the PF Putnam Research Fund and its shareholders; and

(8)	the expenses for the transaction including legal expenses, accounting expenses, and printing, mailing and tabulation expenses would be borne by Pacific Life Insurance Company, Investment Adviser to the Trust.

The Board also considered the future potential benefits to the Investment Adviser in that its costs to administer both Funds may be reduced if the reorganization is approved, and if costs will be reduced under its obligation to limit expenses of the PF Putnam Research Fund.

The Board recommends that shareholders of the PF Putnam Research Fund approve the Reorganization.

Tax Considerations.    The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (Code). Accordingly, pursuant to this treatment, neither the PF Putnam Research Fund, nor its shareholders, nor the PF AIM Blue Chip Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan, except as otherwise provided by the Code. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Trust.

As of March 31, 2003 the PF Putnam Research Fund had accumulated capital loss carryforwards in the amount of approximately $2,123,101. As of March 31, 2003, the PF AIM Blue Chip Fund had accumulated capital loss carryforwards of approximately $923,553. After the Reorganization, the losses of the PF Putnam Research Fund will be available to the PF AIM Blue Chip Fund to offset its capital gains, although the amount of these losses which may offset the PF AIM Blue Chip Fund’s future capital gains in any given year may be limited. The ability of PF AIM Blue Chip Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of the PF AIM Blue Chip Fund’s capital loss carryforwards currently are available only to pre-Reorganization shareholders of that Fund. After the Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of the PF AIM Blue Chip Fund.

Expenses of the Reorganization.    Pacific Life Insurance Company, Investment Adviser to Pacific Funds, will bear the cost of the Reorganization. The Funds will not bear expenses relating to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the Securities and Exchange Commission. The principal solicitation will be by mail, but voting instructions also may be solicited electronically and by telephone. Alamo Direct, 280 Oser Avenue, Hauppauge, New York 11788-3610, has been retained to assist with voting instruction solicitation activities (including assembly and mailing of materials to shareholders).

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization.    The PF AIM Blue Chip Fund and the PF Putnam Research Fund are each separate mutual fund portfolios of the Trust, which is organized as a Delaware statutory trust. The Trust also offers other mutual fund portfolios, which are not involved in the Reorganization. The Trust is governed by the Board, which is composed of six trustees.

Distributor.    Pacific Select Distributors, Inc. (the “Distributor”) whose address is 700 Newport Center Drive, P.O. Box 9000, Newport Beach, CA 92660, is the principal distributor for the PF AIM Blue Chip Fund and the PF Putnam Research Fund.

Capitalization.    The following table shows the capitalization of the PF AIM Blue Chip Fund and the PF Putnam Research Fund as of March 31, 2003 (audited) and on a pro forma (unaudited) basis as of giving effect to the Reorganization:

	Net Assets	Net Asset Value Per Share	Shares Outstanding
PF AIM Blue Chip Fund
Class A	$7,922,492	$8.05	983,915
Cass B	$756,820	$7.98	94,800
Class C	$1,466,557	$7.98	183,681
Total	$10,145,869		1,262,396

PF Putnam Research
Class A	$11,035,127	$7.33	1,505,477
Class B	$28,784	$7.29	3,950
Class C	$92,325	$7.28	12,680
	$11,156,236		1,522,107

Proforma (combined)
Class A	$18,963,448	$8.05	2,354,396
Class B	$785,681	$7.98	98,406
Class C	$1,559,086	$7.99	195,244
Total	$21,308,215		2,648,046

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Voting Rights.    Shares of the PF Putnam Research Fund entitle their holders to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. Shares have noncumulative voting rights. The PF Putnam Research Fund is not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing trustees, changing fundamental policies or approving an investment advisory agreement. You may vote by mail, telephone or in person. If you vote by mail, your proxy card must be received at the address noted on the reply envelope by 11:00 a.m. Eastern time on December 12, 2003. If you vote by telephone, you must call in your vote by 11:00 a.m. Eastern time on December 12, 2003. You may also vote by attending the shareholder meeting.

A shareholder may revoke the accompanying voting instruction at any time prior to its use by filing with the Trust a written revocation or duly executed voting instruction bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed by the ballot, but in the absence of voting directions in any properly executed voting instruction that is signed and timely returned, they will vote FOR the Reorganization proposal and may vote in accordance with their best judgment with respect to other matters not now known to the Board that may be presented at the Meeting.

At the close of business on September 26, 2003 (the Record Date) there were 1,569,600 outstanding shares of the PF Putnam Research Fund.

13

As of the record date, Pacific Life Insurance Company (a California stock company), 700 Newport Center Drive, Newport Beach, CA 92660, held of record and beneficially owned 95.81% of the PF Putnam Research Fund’s shares. Accordingly, Pacific Life is expected to control the outcome of the December 12, 2003 meeting of Shareholders.

Approval of the Reorganization requires a majority vote of the shares voted in person or by proxy by shareholders of the PF Putnam Research Fund. The PF Putnam Research Fund must have a quorum to conduct its business at the Special Meeting. Holders of 33 1/3% of the outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present. Shares held by shareholders present in person or represented by proxy at the meeting (including Pacific Life) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting.

To the knowledge of the Fund, as of September 26, 2003, no current trustee or officer of the Trust owned or had interests in 1% or more of the outstanding shares of either Fund and the officers and trustees of the Trust, as a group owned or had an interest in less than 1% of the shares of either Fund.

Other Matters to Come Before the Meeting.    The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals.    The Trust is not required to hold regular annual meetings and to minimize costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by its management. Therefore it is not practicable to specify a date by which Shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

Reports to Shareholders.    A copy of the Trust’s Annual Report dated March 31, 2003, regarding the PF AIM Blue Chip Fund, is available on request. You can get a copy of this document at no charge by calling or writing to Pacific Funds. Requests for the report should be directed in writing to Pacific Funds at P.O. Box 9768, Providence, RI 02940-9768 or by calling 1-800-722-2333. You can also get a copy of these documents, reports, and other information by contacting the Securities and Exchange Commission (SEC). The SEC may charge you a fee for this information.

Statement of Additional Information.    The Statement of Additional Information (SAI) relating to this Proxy Statement/Prospectus contains financial information for the PF AIM Blue Chip Fund, the PF Putnam Research Fund, and the combined Funds on a pro forma basis. The SAI is considered a part of this document because it is incorporated by reference. A copy may be obtained without charge by contacting the Trust as described above under “Reports to Shareholders.”

PLEASE TAKE A FEW MOMENTS TO COMPLETE YOUR VOTING INSTRUCTION. YOU MAY DO SO EITHER BY TELEPHONE OR BY MAILING YOUR VOTING INSTRUCTION. IF YOU VOTE BY MAIL, ONLY VOTING INSTRUCTIONS RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE WILL BE COUNTED.

Audrey L. Milfs,

Secretary

November     , 2003

700 Newport Center Drive

Newport Beach, California 92660

14

APPENDIX A

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is adopted on this 8th day of September 2003, by Pacific Funds (the “Fund”), a Delaware statutory trust, with its principal place of business at 700 Newport Center Drive, Newport Beach, California 92660, on behalf of the PF Putnam Research Fund (the “Acquired Fund”), a separate series of the Trust, and the PF AIM Blue Chip Fund (the “Surviving Fund”), another separate series of the Trust.

This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Surviving Fund in exchange solely for voting shares of beneficial interest ($.001 par value per share) of the Surviving Fund (the “Surviving Fund Shares”), the assumption by the Surviving Fund of all liabilities of the Acquired Fund, and the distribution of the Surviving Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Trust is an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Surviving Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined that the exchange of all of the assets of the Acquired Fund for Surviving Fund Shares and the assumption of all liabilities of the Acquired Fund by the Surviving Fund is in the best interests of the Surviving Fund and its shareholders and that the interests of the existing shareholders of the Surviving Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Surviving Fund Shares and the assumption of all liabilities of the Acquired Fund by the Surviving Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, the Trust, on behalf of the Acquired Fund and the Surviving Fund separately, hereby approves the Plan on the following terms and conditions:

1.	Transfer Of Assets Of The Acquired Fund To The Surviving Fund In Exchange For The Surviving Fund Shares, The Assumption Of All Acquired Fund Liabilities And The Liquidation Of The Acquired Fund.

1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Surviving Fund, and the Surviving Fund agrees in exchange therefore: (i) to deliver to the Acquired Fund the number of full and fractional Surviving Fund Shares determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2 The assets of the Acquired Fund to be acquired by the Surviving Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”).

1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Surviving Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its current and accumulated investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date at or about 4:00 p.m. Eastern Time.

1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis within that class, the Surviving Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Surviving Fund Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Surviving Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of Class A, Class B, and Class C Surviving Fund Shares to be so credited to Class A, Class B, and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, and Class C shares of the Acquired Fund will then represent a number of the same class of the

Surviving Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Surviving Fund shall not issue certificates representing the Class A, Class B, and Class C Surviving Fund Shares in connection with such exchange.

1.5 Ownership of Surviving Fund Shares will be shown on the books of the Trust’s transfer agent. Shares of the Surviving Fund will be issued in the manner described in the Trust’s then-current prospectus and statement of additional information.

1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.    Valuation

2.1 The value of the Acquired Fund’s assets to be acquired by the Surviving Fund hereunder shall be the value of such assets computed at or about 4:00 p.m. Eastern Time on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s then-current prospectus or statement of additional information and as established by the Board.

2.2 The net asset value of a Class A, Class B, and Class C Surviving Fund Share shall be the net asset value per share computed at or about 4:00 p.m. Eastern Time and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Trust’s then-current prospectus or statement of additional information with respect to the Surviving Fund, and valuation procedures established by the Board.

2.3 The number of the Class A, Class B, and Class C Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined by dividing the value of the net assets with respect to the Class A, Class B, and Class C shares of the Acquired Fund, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Surviving Fund Share, determined in accordance with paragraph 2.2.

2.4 All computations of value shall be made by the Acquired Fund’s designated recordkeeping agent.

3.    Closing And Closing Date

3.1 The Closing Date shall be December 31, 2003, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be at or about 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct PFPC Trust Company, as custodian for the Trust (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund’s securities, cash, and any other assets (“Assets”) shall have been delivered in proper form to the Surviving Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s Fund securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Surviving Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Surviving Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s Fund securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”). The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3 The Trust, on behalf of the Acquired Fund, shall direct PFPC Inc. (the “Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund shareholders and the number and percentage ownership of outstanding Class A, Class B, and Class C shares owned by each such shareholder immediately prior to the Closing.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for Fund securities of the Surviving Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board, accurate appraisal of the value of the net assets of the Surviving Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    Representations And Warranties

4.1 The Trust, on behalf of the Acquired Fund, represents and warrants to the Surviving Fund as follows:

(a) The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware, with power under the Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended (“1933 Act”), including the shares of the Acquired Fund, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”) and the 1940 Act, and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Surviving Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(g) The Acquired Fund has no material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The

Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of March 31, 2003, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Surviving Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since March 31, 2003, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3;

(n) The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, and, subject to the approval of the shareholders of the Acquired Fund, this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

4.2 The Trust, on behalf of the Surviving Fund, represents and warrants to the Acquired Fund as follows:

(a) The Surviving Fund is duly organized as a series of the Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware, with power under the Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Surviving Fund, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Surviving Fund and each prospectus and statement of additional information of the Surviving Fund used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Surviving Fund will have good and marketable title to the Surviving Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Surviving Fund is not engaged currently, and the adoption and performance of this Plan will not result, in (i) a material violation of the Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Surviving Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Surviving Fund is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Surviving Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The statement of assets and liabilities, including the schedule of investments, of the Surviving Fund as of March 31, 2003, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Surviving Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Surviving Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since March 31, 2003, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Surviving Fund due to declines in market values of securities in the Surviving Fund, the discharge of Surviving Fund liabilities, or the redemption of Surviving Fund shares by shareholders of the Surviving Fund, shall not constitute a material adverse change;

(j) On the Closing Date, all Federal and other tax returns and reports of the Surviving Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation, the Surviving Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

(l) All issued and outstanding Surviving Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund, could, under certain circumstances, be held personally liable for obligations of the Surviving Fund and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws;

(m) The adoption and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board on behalf of the Surviving Fund and this Plan will constitute a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Class A, Class B, and Class C Surviving Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable by the Trust;

(o) The information to be furnished by the Surviving Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) That insofar as it relates to the Trust or the Surviving Fund, the Registration Statement relating to the Surviving Fund shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder.

5.    Covenants Of The Surviving Fund And The Acquired Fund

5.1 The Surviving Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 The Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Class A, class B, and Class Surviving Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4 Subject to the provisions of this Plan, the Surviving Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.5 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, and Class C Surviving Fund Shares received at the Closing.

5.6 The Surviving Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.7 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Surviving Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Surviving Fund may reasonably deem necessary or desirable in order to vest in and confirm the Surviving Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Plan.

5.8 The Surviving Fund will use all reasonable efforts to obtain such regulatory approvals and authorizations as may be necessary, including those required by the 1933 Act and the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.    Conditions Precedent To Obligations Of The Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Surviving Fund and the Trust contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2 The Trust and the Surviving Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Trust and the Surviving Fund on or before the Closing Date; and

6.3 The Acquired Fund and the Surviving Fund shall have agreed on the number of full and fractional Surviving Fund shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.    Conditions Precedent To Obligations Of The Surviving Fund

The obligations of the Surviving Fund to complete the transactions provided for herein shall be subject, at the Surviving Fund’s election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund and the Trust contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Trust or the Acquired Fund on or before the Closing Date;

7.3 The Acquired Fund and the Surviving Fund shall have agreed on the number of full and fractional Surviving Fund shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

7.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders all of its current and accumulated investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, that has accrued through the Closing Date as of 4:00 p.m. Eastern Time.

8.     Further Conditions Precedent To Obligations Of The Surviving Fund And The Acquired Fund

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Surviving Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s Amended and Restated Declaration of Trust, as amended, By-Laws, applicable Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Surviving Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5 The parties shall have received the opinion of Dechert LLP addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5.

9.    Brokerage Fees And Expenses

9.1 The Surviving Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquired and Surviving Funds. The costs of the Reorganization shall include, but not be limited to, preparation of the Registration Statement, printing and distributing the Surviving Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.    Entire Agreement; Survival Of Warranties

The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.    Termination

This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Plan inadvisable.

12.    Amendments

This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, and Class

C Surviving Fund shares to be issued to the Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.    Notices

Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Pacific Funds at 700 Newport Center Drive, Post Office Box 7500, Newport Beach, California 92660, attn: Robin S. Yonis, in each case with a copy to Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, attn: Jeffrey S. Puretz.

14.    Headings; Counterparts; Governing Law; Assignment; Limitation Of Liability

14.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

14.2 This Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.3 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

14.4 The obligations imposed by this Plan shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of either party hereto personally, but shall bind only the trust property of such party, as provided in the Trust’s Amended and Restated Declaration of Trust, as amended. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board has caused this Plan to be approved on behalf of the Surviving Fund and the Acquired Fund.

PACIFIC FUNDS

By:

President

APPENDIX B

ADDITIONAL INFORMATION REGARDING

THE PF AIM BLUE CHIP FUND

(the “Fund”)

Information For Investors

Management of the Fund

Investment Adviser.  Pacific Life Insurance Company (“Pacific Life”) has overall responsibility for the management of the Fund. Founded in 1868, Pacific Life Insurance Company (Pacific Life), adviser of Pacific Funds, provides life and health insurance products, individual annuities, mutual funds, and group employee benefits, and offers to individuals, businesses, and pension plans a variety of investment products and services. Over the past six years, the company has grown from the 20th to the 15th largest life insurance company in the nation, based on assets under management as of December 31, 2002, and currently counts more than half of the 100 largest U.S. companies as clients. Additional information about Pacific Life can be obtained at its Web site, www.PacificLife.com.

In its role as investment adviser, Pacific Life supervises the management of Pacific Funds. Pacific Life manages one fund directly: the PF Pacific Life Money Market Fund. To manage the other funds, it has retained other managers, many of which have a worldwide market presence and extensive research capabilities. Some of the funds are managed by a team of managers whose members could change from time to time. Pacific Life oversees and monitors the performance of these managers.

Fund Manager.  Pacific Life has retained A I M Capital Management, Inc. (“AIM”) to manage the PF AIM Blue Chip Fund. AIM was founded in 1986 and together with its affiliates manages over 190 investment portfolios with approximately $124 billion as of December 31, 2002. AIM is a wholly-owned subsidiary of AMVESCAP PLC, an international investment management company that manages more than $332 billion in assets worldwide as of December 31, 2002. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

How to invest in Pacific Funds.  You may invest with Pacific Funds through your registered representative. He or she can help you buy, sell, and exchange shares and maintain your account. Registered representatives may charge for their services.

Pacific Funds are available as an investment option in retirement plans, including individual retirement accounts (IRAs), Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs, 403(b)(7)s and other j qualified retirement plans, 529 plans and Coverdell Education Savings Accounts. You should contact Pacific Funds customer service at 1-800-722-2333 for more information about the applicable plan documents, which contain important information and applications.

529 Plan accounts have special rules. See “529 Plans” for important information and account limitations and restrictions, which supplements or supersedes other information provided elsewhere in the prospectus. For more information about the 529 plans available for Pacific Funds, refer to each state’s applicable Plan Description Handbook.

Buying Shares.  To open an account with Pacific Funds, you must make a minimum initial investment of $1,000 for, each fund you choose. You can add to your account by investing a minimum of $50 for each fund you choose. Sales charges may apply.

Pacific Funds reserves the right to waive minimum investment amounts, including for certain types of retirement plans. Pacific Funds and Pacific Select Distributors, Inc., Pacific Funds’ distributor, reserve the right to reject any request to buy shares.

If your account is a 529 plan account, see “529 Plans” for additional information.

Initial investments

By mail

Complete the appropriate Pacific Funds Account Application, making sure to include your registered representative’s name. Pacific Funds may return applications that do not have a registered representative listed.

Mail the application with your check payable to Pacific Funds and send it td: Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768.

Pacific Funds will not accept any assets drawn from a bank or credit union, unless it is in the form of a personal check. We will not accept cash, travelers checks, third party checks, starter checks, credit card checks, money orders and checks or wires drawn on non-U.S. banks (even if payment may be effected through a U.S. bank). Cashier checks, official checks or treasury checks will only be accepted in a single denomination of $10,000 or more. If your check does not clear, your purchase will be cancelled and you will be liable for any losses and fees incurred by Pacific Funds I or its transfer agent.

By wire

Call Pacific Funds customer service at 1-800-722-2333 to obtain an account number and provide the name of your registered representative. Before wiring funds you must complete the Account Application and send it to: Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768.

Instruct your bank to wire money to Pacific Funds in care of:

Boston Safe Deposit & Trust Company

ABA #: 0110012,34

Account #: 043478

FBO: Pacific Funds

Fund Name and Share Class

Shareholder Name and Account Number

Required shareholder information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account, and to determine whether such person’s, name appears on any lists of suspected terrorists or terrorist organizations, as provided by any governmental agency.

This means, when you open an account, Pacific Funds will require your:

•	full name
•	date of birth
•	physical residential address (although post office boxes are still permitted for mailing)
•	social security number or tax identification number

You may also be asked to show your driver’s license, passport or other identifying documents so that we may verify your identity. Additional identifying information is required for accounts of corporations and other non-natural persons.

Effective October 1, 2003, orders to buy shares may not be considered complete if the above-noted information, has not been provided to Pacific Funds. This could result in accounts not being opened, transactions being delayed or not processed or account closures. These requirements and Pacific Funds’ administrative procedures may change from time to time to comply with government regulations or guidance.

Additional investments

By mail

Complete the Add to Your Investment form included on the bottom of your quarterly account statement, or submit a letter of instruction indicating your desired investment allocation, and send it with your check payable to Pacific Funds to: Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768. Remember to write your account number on the check. For check requirements, see Initial investments.

By wire

Instruct your bank to wire funds following the procedures described under Initial investments.

Pre-authorized investment plan

You may make systematic investments through a pre-authorized transfer from your bank or other financial institution to your Pacific Funds account ($50 minimum per fund, if the initial investment of $1,000 is met). The pre-authorized investment plan may take a period of up to 14 calendar days to establish and become active. If a start date is not provided, systematic investments will begin one month from the date the program is set up.

Electronic funds transfer

You can initiate a transfer from your bank account to your Pacific Funds account using electronic funds transfer (EFT). EFT may take a period of up to 14 calendar days to establish and become active. To setup an EFT, you must complete the appropriate information on the Account Application. If the EFT is established after account setup, the Optional Account Application is required (with a medallion signature guarantee). To initiate the EFT, call Pacific Funds customer service and provide them with the fund name and share class, your account number, the name(s) in which the account is registered and the amount of the transfer.

Contact your registered representative or Pacific Funds customer service at 1-800-722-2333 for more information about any of the above features. If your account is a 529 plan account, see 529 Plans for additional information.

Selling shares.  You may sell shares, by contacting your registered representative or by contacting Pacific Funds by mail or by telephone. Registered representatives may charge for their services in, connection with your, redemption request. Depending on the class of shares you own, a contingent deferred sales charge (CDSC) may apply.

Pacific Funds reserves the right to liquidate sufficient shares to recover transfer agent fees (including any annual account fees, wire fees, overnight delivery fees, etc.) upon 30 days written notice or to close your account and sell your shares should you fail to maintain your account value at a minimum of $500 for any reason, whether as a result of a redemption, an account charge or a reduction in the market value of your account. This may result in a gain or loss for federal income tax purposes and the imposition of a CDSC.

Shareholders may be charged $25 to transfer a Pacific Funds IRA to another provider and $2.50 for any IRA distribution.

Issuing instructions to sell shares

By mail

Send a written, signed request specifying the fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell to: Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768. Signatures of all shareholders are required and must match the account registration. Redemptions in excess of specific dollar amounts may require a medallion signature guarantee (see Medallion signature guarantees).

By telephone

You may sell shares up to $50,000 in value by telephone on all non-retirement accounts by calling Pacific Funds customer service at 1-800-722-2333. If you do not want this option, check the appropriate box on your Account Application.

Corporate investors

Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. Contact Pacific Funds customer service at 1-800-722-2333 to get information on a suggested form of such certification.

Receiving proceeds from sales

By mail

Proceeds can be mailed to your address of record with Pacific Funds. Proceeds can also be mailed to a third party recipient provided a letter of instruction, signed by all authorized shareholders, and a medallion signature guarantee is received at the time of the request. (See Medallion signature guarantees if your address has changed within the past 30 days or if there is a third party recipient.)

By wire

Proceeds can be wired to your. pre-designated bank account (subject to a minimum of $10,000), normally by the business day following receipt of your instructions. To receive proceeds by wire, check the, appropriate box on the Account Application and attach a voided check. Shareholders maybe charged a wire.

Pacific Funds will not wire proceeds or account assets to a non-U.S. bank or financial institution. Pacific funds will not assume responsibility for additional charges that the receiving institution may impose on incoming wires.

Systematic withdrawal plan

You may set up automatic monthly, quarterly, semi-annual or annual withdrawals from your accountant if:

•	Your account has a current value of at least $5,000 and
•	You withdraw a fixed dollar amount (minimum $50), a fixed number of shares (five shares or more) or a fixed percentage of the value of your account.

Systematic withdrawals will continue until you cancel them or the value of the designated fund falls below $500.

Electronic funds transfer

You can initiate an electronic funds transfer (EFT) for as little as $50 or as much as $50,000 from your Pacific Funds account to your bank account. To setup an EFT, you must complete the appropriate information on the Account Application, If the EFT is established after account setup, the Optional Account Application is required (with a medallion signature guarantee).

Additional Information

Telephone instructions

Procedures are in place to ensure that telephone instructions are genuine, including recording all telephone instructions, requiring the caller to give specific identifying information, and providing written confirmation to shareholders of record within five days of a telephone transaction. Pacific Funds and its transfer agent will not be responsible for the authenticity of phone instructions or any losses resulting from unauthorized shareholder transactions if they reasonably believed that the instructions were genuine. Proceeds from telephone transactions will only be mailed to your address of record with Pacific Funds. (See Medallion signature guarantees if your address has been changed within the past 30 days.)

Execution of your request

Purchase and sale requests are executed at the next net asset value (NAV) (plus or minus any applicable sales charges) determined after the order is received in proper form by the transfer agent either by mail or wire. If you purchase by wire, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. When purchasing by wire, you must submit an Account Application. If an order or payment by wire is received after 4:00 p.m. Eastern time, the shares will not be credited until the next business day. You will receive a confirmation of each new unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of Pacific Funds will not be issued. (See Sales charges and fees by share class for information on applicable sales charges and fees.)

Medallion signature guarantees

To protect shareholders, Pacific Funds and the transfer agent from fraud, medallion signature guarantees are required to enable Pacific Funds to verify the identity of the person who has authorized a sale of shares from an account.

A medallion signature guarantee is required for the following:

• Any redemption request for $50,000 or more.

• If your address of record has changed within the past 30 days.

•	You are requesting payment other than by a check mailed to the address of record and/or payable to the registered owner(s).
•	Share transfer requests.
•	Under other circumstances that the transfer agent determines are appropriate to protect Pacific Funds from fraud.

You may obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in one of three medallion programs recognized by the Securities Transfer Association: Securities Transfer Agents Medallion Program (STAMP); Stock Exchanges Medallion Program (SEMP); and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Other signature guarantees will not be accepted.

Sale of shares—payments

•	Under normal conditions, Pacific Funds will pay redemption proceeds within three business days. However, Pacific Funds has the right to take up to seven days to pay redemption proceeds, and may postpone payment longer in the event of unusual circumstances as permitted by applicable law, or an economic emergency as determined by the SEC.
•	When you sell shares for which we have not received the purchase money, Pacific Funds will execute your request at the next determined NAV per share, but will not release the proceeds until, your purchase payment clears. This may take up to 15 days from the purchase date. To reduce such delay, you should make purchases by bank wire or federal funds.
•	Pacific Funds normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a fund, Pacific Funds may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will likely incur brokerage costs in converting such securities to cash, and will bear market risk while holding such securities.

Exchanging shares.  You may exchange shares of one fund for shares of the same class of any other fund (within the same base account) as long as both funds maintain minimum balance requirements and have identical registered owners. The target fund cannot be the same as the source fund, either individually or as part of a Portfolio Optimization model. Exchanges of shares are considered sales and may result in a gain or loss for federal and state income tax purposes.

There are currently no additional sales charges or fees for exchanges except for Class A and Class C shares of the PF Pacific Life Money Market Fund, which have a front-end sales charge upon exchange into another fund within the same share class.

Shares subject to a CDSC will continue to age from the date that you bought the original shares.

You can make exchanges by calling Pacific Funds customer service at 1-800-722-2333. If you do not want this option, check the appropriate box on your Account Application. (See Market timing and exchange limitations for limits on the number of exchanges you can make each year). If your account is a 529 plan account, see 529 Plans for additional information.

Dollar cost averaging.  Dollar cost averaging may be used to buy shares in a series of regular purchases instead of in a single purchase. This allows you to average the price you pay for shares over time, and may permit a “smoothing” of abrupt peaks and drops in price. You may use dollar cost averaging to transfer amounts, either on a monthly, quarterly, semi-annual or annual basis, from any fund with a value of at least $1,000 to one or more other funds. Each fund must maintain the fund minimum and each transfer must be for at least $50.

Market timing and exchange limitations.  Pacific Funds is not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market because such trading can disrupt management of the funds, generate expenses and adversely affect performance. Accordingly, in order to protect Pacific Funds, we impose the following limits on exchanges on all funds except the PF Pacific Life Money Market, PIMCO Inflation Managed, and the PF PIMCO Managed Bond funds used for dollar cost averaging into another fund:

•	Exchanges are limited to 12 exchanges out of each fund per calendar year.

Organizations and individuals that use market-timing investment strategies and make frequent transfers should not invest in Pacific Funds. Pacific Funds reserves the right to restrict or reject, in the sole discretion of Pacific Life and without prior notice, exchange instructions or preauthorized exchange forms from a market-timing organization or individual authorized to give transfer instructions on behalf of multiple shareholders. This could happen, for example, if large sale orders for multiple accounts would have a negative impact on remaining shareholders.

Restrictions.  Pacific Funds reserves the right to:

•	Impose a transactional fee for exchanges in the future which would be charged against the amount you are exchanging.
•	Limit the size, number and frequency of exchanges.
•	Restrict, suspend, or reject any exchange request that could be harmful to a fund or to other shareholders.
•	Cancel the exchange privilege.

Dividends and distributions.  Pacific Funds intends to distribute substantially all of its net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently.

Dividends are generally distributed according to the following schedule:

PF Pacific Life Money Market Fund:

•	Dividends declared daily and paid monthly (dividends are not paid until the day after issue)

PF PIMCO Inflation Managed Fund and PF PIMCO Managed Bond Fund:

•	Dividends declared and paid monthly

All other funds:

•	Dividends declared and paid annually

Dividends may be declared less frequently if it is advantageous to the fund, but in no event less frequently than annually

Automatic dividend reinvestment.  You can automatically reinvest dividends and capital gains distributions in additional shares of the fund. No sales charge or CDSC will apply to the purchased shares.

Automatic dividend diversification.  You may automatically reinvest dividends and capital gains distributions from one fund to the same class of shares of another fund, if you meet that fund’s minimum balance requirement. No sales charge or CDSC will apply to the purchased shares.

Contact your registered representative or Pacific Funds customer service at 1-800-722-2333 for the appropriate forms to establish this feature. If your account is a 529 plan account, see 529 Plans for additional information.

How share prices are calculated.  Each fund is divided into shares. The price of a fund’s shares is called its net asset value (NAV) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a fund’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a fund’s assets is based on the total market value of all of the securities it holds.

When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC. Exchange orders within Pacific Funds are effected at NAV, except for money initially invested in the PF Pacific Life Money Market Fund, Class A or Class C shares. Generally, for any transaction, we’ll use the next NAV calculated after we receive a request to buy, sell or exchange shares.

Each fund’s NAV per share is calculated once a day, every day that the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the funds use pricing data received shortly after the NYSE close usually at or about 4 p.m. Eastern time. If the NYSE closes early, each fund will consider a security’s closing price to be its price at 4 p.m. Eastern time.

In general, the value of each security is based on its actual or estimated market value, with special net asset value provision for assets without readily available market quotes, for short-term debt securities, and for situations where market quotations are deemed unreliable or stale. For purposes of calculating the NAV, the funds normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets or market participants for those securities. Pricing data is obtained from various sources approved by the Pacific Funds’ board of trustees. Information that becomes known to Pacific Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

Pacific Funds may value securities at fair value as estimated in good faith under procedures established by the board of trustees, based upon recommendations provided by the managers, in accordance with valuation services approved by the board of trustees, or otherwise as provided in Pacific Funds’ valuation procedures. Fair valuation may be used when market quotations are not readily available or reliable, or if events significantly affecting the values of the fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used.

A delay in calculating NAV may happen in any of the following situations:

•	the NYSE closes on a day other than a regular holiday or weekend
•	trading on the NYSE is restricted
•	an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable
•	the SEC permits a delay for the protection of shareholders

Because foreign securities can be traded on weekends, U.S. holidays and other times when the NYSE is closed, changes in the market value of these securities are not always reflected in a fund’s NAV. It’s not possible to buy, sell, exchange or reinvest shares on days the NYSE is closed, even if there has been a change in the market value of these securities. For a list of holidays observed, call Pacific Funds customer service or see the SAI.

Distribution and shareholder service fees.  To pay for the cost of promoting Pacific Funds and servicing your shareholder account, each class of Pacific Funds has adopted a Distribution and Servicing (Rule 12b-1) Plan, under which fees are paid out of the assets of each class. These fees are noted in the next section.

Sales charges and fees by share class.  Pacific Funds offers investors Class A, Class B, and Class C shares of each fund. Each class is subject to different types and levels of sales charges, and bears different levels of expenses. The class of shares that is best suited for you depends upon factors such as the amount and intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class.

Class A shares have:

•	A front-end sales charge, as described on the next page.
•	Sales charges reduced for purchases of $50,000 or more as described in Class A shares (below).
•	Annual 12b-1 fees of 0.50%.

Class B shares have:

•	No front-end sales charge; all your money goes to work for you right away.
•	Annual 12b-1 fees of 1%.
•	A contingent deferred sales charge (CDSC) on shares redeemed within a certain period of time as described in Class B shares.
•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C shares have:

•	Front-end sales charge of 1%.
•	Annual 12b-1 fees of 1%.
•	A 1% CDSC on shares redeemed within one year of purchase.
•	No conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing among classes, you should carefully consider the ongoing annual expenses along with the front-end sales charge or CDSC. Over time, distribution fees paid out of a fund’s assets on an ongoing basis will increase the cost of your investment and may cost you more than paying other types of sales charges. The relative impact of the front-end sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value (NAV) than Class A shares. Requests to buy Class B shares that exceed $500,000 will be accepted and processed as requests to buy Class A shares or declined. Requests to buy Class C shares that exceed $1 million will be accepted and processed as requests to buy Class A shares or declined. You should consult with your. registered representative to determine which class of shares is right for you.

Class A shares.  Each purchase of Class A shares of Pacific Funds is subject to the following front-end sales charge:

Your investment	As a % of the offering price	As a % of the NAV per share

Less than $50,000	5.50%	5.82%

$50,000-$99,999	4.75%	4.99%

$100,000-$249,999	3.75%	3.90%

$250,000-$499,999	3.00%	3.09%

$500,000-$999,999	2.10%	2.15%

$1,000,000 and over	0.00%	0.00%

Class A shares of the PP Pacific Life Money Market Fund are sold at their NAV per share without an initial sales charge. The front-end sales charge will apply when shares of the PF Pacific Life Money Market Fund are exchanged into Class A shares of another fund. Sales charges do not apply to reinvested dividends or capital gain distributions.

Investment of $1 Million or More.  You will not pay a front-end sales charge if you buy Class A shares in an amount of $1 million or more. However, if you sell these shares within one year of purchase, you will pay a CDSC of 1% on the shares sold. The CDSC is calculated as described in Class B shares (below).

Class B shares.  Class B shares are offered at their NAV per share without any front-end sales charge. Each purchase of Class B shares has its own CDSC period and you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the purchase price or redemption price. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made as of the first day of that month. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. To keep your CDSC as low as possible, we will first sell shares in your account that are not subject to a CDSC and then will redeem shares in the order in which they were purchased. The CDSCs are as follows:

Class B Year after purchase	CDSC on shares being sold

1st year	5.00%

2nd year	4.00%

3rd year	4.00%

4th year	3.00%

5th year	2.00%

6th year	2.00%

7th year	1.00%

8th year and after	0.00%

Class C shares.  Each purchase of Class C shares of Pacific Funds is subject to a 1% front-end sales charge, except for shares of the PF Pacific Life Money Market Fund, which are purchased at the NAV per share without an initial sales charge. The front-end sales charge will apply when shares of,the PF Pacific Life Money Market Fund are exchanged into Class C shares of another fund. Sales charges do not apply to reinvested dividends or capital gain distributions. You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase. The amount of the CDSC is based on the lesser of the purchase price or redemption price. Refer to Class B shares for an explanation of how the CDSC is calculated.

Ways you can avoid or minimize sales charges.  There are several ways to reduce the initial sales charge of Class A shares by combining multiple purchases that take advantage of the breakpoints in the sales charge schedule. These include:

•	Letter of Intent—Lets you purchase Class A shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once. This includes purchases of all account types (e.g., IRA, non-retirement, 529 plan, etc.) and purchases by your immediate family members. Immediate family includes parents, spouse, siblings, children, dependents and in-laws. Part of the Letter of Intent amount will be held in escrow to cover additional sales charges that may be incurred if the total investments over the 13-month period are insufficient to qualify for the sales charge reduction. If you are invested in a Portfolio Optimization model, the amount held in the escrow account will not rebalance until the Letter of Intent has been fulfilled. Reinvested dividends and capital gain distributions do not count toward the Letter of Intent amount.

•	Rights of Accumulation—Lets you total the value of all accounts you or members of your immediate family already own to the amount of your next purchase in order to calculate the sales charge.

•	Combination Privilege—Lets you combine all accounts purchased in a single transaction by you and your immediate family for a reduced sales charge.

In order for sales charge reductions to be effective, complete the Reduced Sales Charge section of the Account Application. Contact your registered representative or Pacific Funds customer service for more information.

Front-end sales charge and CDSC waivers.  Class A shares may be purchased without a front-end sales charge by certain individuals and institutions including:

•	Reinstatement privilege (see below).
•	Officers, directors, trustees, and employees of Pacific Funds, Pacific Life and their affiliates.
•	Registered representatives and employees of broker/dealers with a current distribution or selling agreement with Pacific Funds and their affiliates.
•	Investment professionals utilizing Pacific Funds in fee-based investment products under a signed agreement with Pacific Funds.
•	Employees of certain designated asset management firms, other service providers and their affiliates.
•	Immediate family members of all such persons.
•	Individuals purchasing shares with the proceeds from shares redeemed from an unaffiliated fund within the last 60 days on which an initial or contingent deferred sales charge was paid.
•	Certain qualified plans.

The NAV Authorization form or letter of instruction must be provided to Pacific Funds to receive the front end sales charge waiver. For additional information, contact your registered representative or Pacific Funds customer service.

The CDSC for each Class will be waived in the following cases:

•	Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability. To receive the CDSC waiver, you must notify the transfer agent at the time of the redemption request.

•	Redemptions made through a Systematic Withdrawal Plan, limited to 10% per year of the account value at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested.

•	Mandatory distributions from a tax-deferred retirement plan or an individual retirement account (IRA). Waiver of CDSC for required distributions will be as a percentage of assets held in Pacific Funds. To receive the CDSC waiver, you must notify the transfer agent at the time of the redemption request.

If you think you may be eligible for a CDSC waiver, contact your registered representative or Pacific Funds customer service.

Reinstatement privilege.  If you sell shares of a fund and withdraw your money from the Pacific Funds, you may reinvest some or all of the proceeds in the same share class of any fund within Pacific Funds within 60 days without a sales charge. For purposes of the CDSC, reinstated Class B and Class C shares will continue to age from the date that you bought your original shares. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. This privilege can be used only once per calendar year. All accounts must have identical registered owners. The reinstatement privilege does not apply with respect to redemption of Class A or Class C shares where no initial sales charge was paid. Contact your registered representative or Pacific Funds customer service at 1-800-722-2333 for additional information.

Tax consequences for shareholders.  The following information is meant as a general summary for U.S. taxpayers. Please seethe SAI for additional information regarding the tax aspects of investing in the Pacific Funds.

Each fund will distribute all or substantially all income and gains to its shareholders every year. A shareholder subject to U.S. federal income tax will be taxed on fund distributions whether they are paid in cash or reinvested in additional shares of the funds. These distributions are taxed as either ordinary income or capital gains. Federal taxes on capital gains distributions are determined by how long the fund owned the investments that generated the gains, not how long a shareholder has owned the shares. Funds with high portfolio turnover may realize gains at an earlier time than funds with a lower portfolio turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will generally be taxed at a maximum rate of 15%.

•	Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

•	Distributions of long-term gains from sales by the funds before May 6, 2003 will be taxed at the maximum rate of 20%.

Distributions from funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which funds invest do not pay significant dividends on their stock, the funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

Shareholders are taxed on distributions that were paid from income or gains earned prior to the shareholder’s investment and thus are included in the share price paid. For example, a shareholder who buys shares on or just before the record date of a fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

If a fund declares a distribution in October, November or December but pays it in January, you may be taxed on the amount of such distribution as if you had received it in the previous year.

Any gain resulting from the sale of fund shares will generally be subject to federal income tax. When you exchange shares of one fund for shares of another fund, the transaction will be treated as a sale of the fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

If your account is a 529 Plan account, see 529 Plans for additional information.

This discussion relates only to federal income tax. The consequences under other tax laws may differ. You should consult your tax adviser regarding the possible application of foreign, state and local income tax laws to fund dividends and capital distributions.

529 Plans

This section pertains to anyone purchasing shares for a Pacific Funds 529 College Savings Plan account (for Arizona or Montana) and supplements or supercedes other information in the prospectus. Each such account is subject to the terms and conditions of the applicable Pacific Funds 529 Plan account owner’s Trust Agreement and Plan Description. You should contact your registered representative or Pacific Funds customer service at 1-800-722-2333 for more information about the applicable 529 Plan documents.

Minimum Investment.  You must make a minimum initial investment of $500 for each fund you choose. The minimum initial investment does not need to be met before beginning a pre-authorized investment plan or payroll deduction; both are available with a minimum contribution of $50 per month. For payroll deduction your payroll department must complete an Employer Authorization form before payroll deductions can begin.

Maximum Contribution.  Contributions may be made to an account for a designated beneficiary, unless the contribution would cause the balance of the account, together with all other Pacific Funds 529 accounts for that designated beneficiary, to exceed the current maximum allowable account balance limit. Once the maximum is reached, no further contributions will be accepted, but investment growth may continue. Excess contributions could result in adverse tax consequences. See the applicable state’s Plan Description Handbook for further details.

Tax Considerations.  You may only make one investment change per calendar year for each 529 plan account. This includes:

•	Exchanges between the funds
•	Changing allocations among the funds
•	Changing Portfolio Optimization model portfolios

More frequent exchanges may result in income tax liability and tax penalties. The dollar cost averaging program described in the prospectus is not available. Other limitations also may apply. See the applicable state’s Plan Description Handbook for further information. You should also consult with your tax adviser regarding possible tax consequences.

Distributions/Withdrawals.  You may sell shares to make a qualified distribution or take a non-qualified withdrawal by contacting Pacific Funds in writing using the Distribution Request form. A separate Distribution Request form must be completed for each withdrawal. Withdrawals by telephone, systematic withdrawals, and checkwriting privileges are not currently available.

Medallion signature guarantees will not be required for distributions sent to the account owner or beneficiary’s address of record or to the eligible educational institution, or for distributions less than $50,000. See the applicable state’s Plan Description Handbook for further details.

Fees and Waivers.  A $25.00 annual maintenance fee will be charged to each Pacific Funds 529 College Savings Plan (Montana) account on the last Friday of April. However, this fee will be waived for accounts:

•	with balances greater than $25,000.
•	with a current pre-authorized investment plan.
•	with payroll deduction.
•	that purchase Class A shares at NAV.

A $10 enrollment fee will be charged to each Pacific Funds 529 College Savings Plan (Arizona) account on the last business day of the month in which the account was opened. This fee will be waived for accounts that purchase Class A shares at NAV.

The CDSC for both the Arizona and Montana 529 plans will be waived for:

•	redemptions due to the receipt of scholarship by the designated beneficiary, up to the amount of the scholarship.

•	transfers to the CollegeSure CD for each applicable state.

•	redemptions for the purpose of complying with the maximum account balance limitation across all 529 plan accounts, if the amount is rolled over to a Pacific Funds 529 Plan account for another designated beneficiary.

Class A shares may be purchased without a front-end sales charge by:

•	Montana residents purchasing shares directly from Pacific Funds under the Montana Family Education Savings Plan.

•	Arizona residents purchasing shares directly from Pacific Funds under the Arizona Family College Savings Program.

•	Individuals purchasing shares under a qualified tuition program with the proceeds from a transfer or rollover from another qualified tuition program within the last 60 days on which an initial or contingent deferred sales charge was paid. The NAV Authorization form or letter of instruction must be provided to Pacific Funds.

Class C shares may be purchased without a front-end sales charge by Arizona or Montana 529 plan accounts opened as part of an employer-sponsored program (through a preauthorized investment plan or payroll deduction). If shares are purchased as part of the Arizona 529 plan, the $10 enrollment fee will still apply.

Dividends.  All dividends and capital gains distributions are automatically reinvested. Automatic dividend diversification is not available.

To open a 529 Plan account and purchase shares directly from Pacific Funds (without a registered representative), complete the appropriate 529 Plan Account Application and mail the application and check, made payable to Pacific Funds, to:

Arizona direct—Pacific Funds, PO Box 9768, Providence, RI 02940-9768.

Montana direct—Montana Family Education Savings Plan, Attn: Pacific Funds, PO Box 1732, Helena, MT 59624.

To purchase a 529 Plan with the assistance of a registered representative, complete the appropriate 529 Plan Account Application and mail the application and check, made payable to Pacific Funds, to: Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768.

APPENDIX C

PACIFIC FUNDS

THE FUNDS

(listed alphabetically by manager)

PF AIM Blue Chip Fund

PF AIM Aggressive Growth Fund

PF INVESCO Health Sciences Fund

PF INVESCO Technology Fund

PF Janus Growth LT Fund

PF Lazard International Value Fund

PF MFS Global Growth Fund

PF PIMCO Inflation Managed Fund

PF PIMCO Managed Bond Fund

PF Pacific Life Money Market Fund

PF Putnam Equity Income Fund

PF Putnam Research Fund (1)

PF Salomon Brothers Large-Cap Value Fund

PF Van Kampen Comstock Fund (formerly called Strategic Value)

PF Van Kampen Mid-Cap Growth Fund

(1) If approved by shareholders, this Fund will be reorganized into the PF AIM Blue Chip Fund.

C-1

PART B

PACIFIC FUNDS

Statement of Additional Information

November __ , 2003

Acquisition of the Assets and Liabilities of the PF Putnam Research Fund (a mutual fund portfolio within Pacific Funds) 700 Newport Center Drive Newport Beach, CA 92660	By and in Exchange for Shares of the PF AIM Blue Chip Fund (a mutual fund portfolio within Pacific Funds) 700 Newport Center Drive Newport Beach, CA 92660

This Statement of Additional Information is available in connection with a proposed transaction whereby all of the assets and liabilities of the PF Putnam Research Fund will be transferred to the PF AIM Blue Chip Fund, in exchange for shares of the PF AIM Blue Chip Fund.

This Statement of Additional Information for Pacific Funds consists of this cover page and the attached documents, in addition to the following documents, which have been filed electronically with the Securities and Exchange Commission and are incorporated herein by reference:

1.	The Statement of Additional Information for Pacific Funds dated July 1, 2003.

2.	The Financial Statements of the PF AIM Blue Chip Fund and the PF Putnam Research Fund included in the Annual Report of Pacific Funds dated March 31, 2003.

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

A Prospectus/Proxy Statement dated November ___, 2003 relating to the Reorganization of the PF Putnam Research Fund may be obtained, without charge, by writing to Pacific Funds at 700 Newport Center Drive, Newport Beach, California 92660 or by calling (800) 722-2333.

PACIFIC FUNDS

The information included in the following pages are presented on a pro forma basis—assuming that the PF Putnam Research Fund was combined with the PF AIM Blue Chip Fund for the period shown. The information is based on the financial statements of the PF AIM Blue Chip and PF Putnam Research Funds as of and for the year ended March 31, 2003. The pro forma information has not been audited.

PACIFIC FUNDS

Pro Forma Statement of Assets and Liabilities

March 31, 2003 (Unaudited)

	PF AIM Blue Chip Fund	PF Putnam Research Fund	Adjustments		Pro Forma Combined

ASSETS
Investments, at cost	$11,529,201	$12,462,192	$—		$23,991,393

Investments, at value	$10,116,197	$11,158,236	$—		$21,274,433
Cash	149	—	—		149
Receivables:
Dividends and interest	5,934	16,425	—		22,359
Fund shares sold	52,967	198	—		53,165
Securities sold	52,635	4,101	—		56,736
Due from adviser	98,620	101,493	—		200,113
Forward foreign currency contracts appreciation	—	2,261	—		2,261
Prepaid expenses and other assets	4,133	4,133	—		8,266

Total Assets	10,330,635	11,286,847	—		21,617,482

LIABILITIES
Payables:
Fund shares redeemed	21,670	—	—		21,670
Securities purchased	67,891	51,575	—		119,466
Accrued advisory fees	8,079	9,465	(6,110	) (a)	11,434
Accrued administration fees	2,977	3,313	—		6,290
Accrued trustees fees	1,508	1,349	—		2,857
Accrued deferred trustee compensation	4,215	4,139	—		8,354
Accrued distribution and service (12b-1) fees	5,135	4,783	—		9,918
Accrued other	65,341	47,919	—		113,260
Forward foreign currency contracts depreciation	—	8,068	—		8,068
Variation margin on futures contracts	7,950	—	—		7,950

Total Liabilities	184,766	130,611	(6,110)		309,267

NET ASSETS	$10,145,869	$11,156,236	$6,110		$21,308,215

NET ASSETS CONSIST OF:
Paid-in capital	$12,584,235	$15,075,010	$—		$27,659,245
Accumulated undistributed net investment loss	(5,256)	(29,857)	6,110	(a)	(29,003)
Accumulated undistributed net realized loss	(1,018,076)	(2,579,150)	—		(3,597,226)
Net unrealized depreciation on investments and assets and liabilities in foreign currencies	(1,415,034)	(1,309,767)	—		(2,724,801)

NET ASSETS	$10,145,869	$11,156,236	$6,110		$21,308,215

Class A Shares:
Net Assets	$7,922,492	$11,035,127	$5,829		$18,963,448
Shares of beneficial interest outstanding	983,915	1,505,477	(134,996	) (b)	2,354,396
NET ASSET VALUE *	$8.05	$7.33			$8.05
Sales Charge—5.50% of offering price	0.47	0.43			0.47

Maximum offering price per share	$8.52	$7.76			$8.52

Class B Shares:
Net Assets	$756,820	$28,784	$77		$785,681
Shares of beneficial interest outstanding	94,800	3,950	(344	) (b)	98,406
NET ASSET VALUE and offering price per share *	$7.98	$7.29			$7.98

Class C Shares:
Net Assets	$1,466,557	$92,325	$204		$1,559,086
Shares of beneficial interest outstanding	183,681	12,680	(1,117	) (b)	195,244
NET ASSET VALUE *	$7.98	$7.28			$7.99
Sales Charge—1.00% of offering price	0.08	0.07			0.08

Maximum offering price per share	$8.06	$7.35			$8.07

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(a)	Adjustments reflect reduction in advisory fee from 1.00% for PF Putnam Research Fund to 0.95% for PF AIM Blue Chip Fund (See Note 7 to Pro Forma Financial Statements).
(b)	Adjustment reflects new shares issued, net of retired shares of the PF Putnam Research Fund (See Note 6 to Pro Forma Financial Statements).

See Notes to Pro Forma Financial Statements

1

PACIFIC FUNDS

Pro Forma Statement of Operations

For the Year Ended March 31, 2003 (Unaudited)

	PF AIM Blue Chip Fund	PF Putnam Research Fund	Adjustments		Pro Forma Combined

INVESTMENT INCOME
Dividends, net of foreign taxes withheld *	$108,028	$181,292	$—		$289,320
Interest	8,390	1,261	—		9,651

Total Investment Income	116,418	182,553	—		298,971

EXPENSES
Advisory fees	89,824	122,209	(6,110	) (a)	205,923
Administration fees	33,093	42,773	—		75,866
Support services expenses	23,072	21,260	—		44,332
Custodian fees and expenses	20,731	25,088	—		45,819
Shareholder reports	7,789	—	—		7,789
Distribution and service (12b-1) fees
Class A	42,536	60,856	—		103,392
Class B	2,526	183	—		2,709
Class C	6,954	315	—		7,269
Transfer agency out-of-pocket expenses	66,174	65,503	—		131,677
Registration fees	26,177	25,285	—		51,462
Legal and audit fees	23,253	21,857	—		45,110
Trustees’ fees and expenses	7,052	8,704	—		15,756
Offering expenses	18,529	37,500	—		56,029
Other	9,376	10,604	—		19,980

Total Expenses	377,086	442,137	(6,110)		813,113
Adviser Expense Reimbursement	(192,697)	(203,580)	—		(396,277)

Net Expenses	184,389	238,557	(6,110)		416,836

NET INVESTMENT LOSS	(67,971)	(56,004)	6,110		(117,865)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	(959,307)	(2,481,076)	—		(3,440,383)
Futures contracts and written option transactions	(17,256)	—	—		(17,256)
Foreign currency transactions	—	(93)	—		(93)

Net Realized Loss	(976,563)	(2,481,169)	—		(3,457,732)
Change in net unrealized appreciation (depreciation) on:
Investment security transactions	(1,976,959)	(1,401,295)	—		(3,378,254)
Futures contracts and written options	2,973	—	—		2,973
Foreign currency transactions	—	(5,811)	—		(5,811)

Change in Net Unrealized Depreciation	(1,973,986)	(1,407,106)	—		(3,381,092)

NET LOSS	(2,950,549)	(3,888,275)	—		(6,838,824)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($3,018,520)	($3,944,279)	$6,110		($6,956,689)

*	Net of $341 and $1,813 foreign withholding taxes, respectively.
(a)	Adjustments reflect reduction in advisory fee from 1.00% for PF Putnam Research Fund to 0.95% for PF AIM Blue Chip Fund (See Note 7 to Pro Forma Financial Statements).

See Notes to Pro Forma Financial Statements

2

PACIFIC FUNDS

PF AIM BLUE CHIP AND PF PUTNAM RESEARCH FUNDS

Pro Forma Schedule of Investments

March 31, 2003 (Unaudited)

Shares				Value

PF AIM Blue Chip Fund	PF Putnam Research Fund	Pro Forma Combined	Security	PF AIM Blue Chip Fund	PF Putnam Research Fund	Pro Forma Combined

			U.S. COMMON STOCKS—90.51%
			Autos & Transportation—1.52%
800		800	Harley-Davidson Inc	$31,768		$31,768
	9,500	9,500	Southwest Airlines Co		$136,420	136,420
	2,820	2,820	Union Pacific Corp		155,100	155,100

				31,768	291,520	323,288

			Consumer Discretionary—12.71%
	7,600	7,600	AOL Time Warner Inc *		82,536	82,536
	1,750	1,750	AutoZone Inc *		120,242	120,242
2,900		2,900	Bed Bath & Beyond Inc *	100,166		100,166
2,600		2,600	Carnival Corp	62,686		62,686
2,700		2,700	Clear Channel Communications Inc *	91,584		91,584
	1,100	1,100	EchoStar Communications Corp ‘A’ *		31,768	31,768
6,300		6,300	Home Depot Inc	153,468		153,468
	1,500	1,500	J.C. Penney Co Inc		29,460	29,460
	1,100	1,100	Kimberly-Clark Corp		50,006	50,006
1,800	2,400	4,200	Kohl’s Corp *	101,844	135,792	237,636
	15,260	15,260	Liberty Media Corp ‘A’ *		148,480	148,480
	3,600	3,600	Lowe’s Cos Inc		146,952	146,952
	1,500	1,500	Marriott International Inc ‘A’		47,715	47,715
	3,200	3,200	Office Depot Inc *		37,856	37,856
1,700		1,700	Omnicom Group Inc	92,089		92,089
	5,750	5,750	Royal Caribbean Cruises Ltd		86,422	86,422
2,700	1,800	4,500	Target Corp	79,002	52,668	131,670
5,000		5,000	The Gap Inc	72,450		72,450
	2,500	2,500	The TJX Cos Inc		44,000	44,000
	2,900	2,900	The Walt Disney Co		49,358	49,358
4,450		4,450	Viacom Inc ‘B’ *	162,514		162,514
6,300	6,200	12,500	Wal-Mart Stores Inc	327,789	322,586	650,375
	900	900	Whirlpool Corp		44,127	44,127
	1,420	1,420	Yum! Brands Inc *		34,549	34,549

				1,243,592	1,464,517	2,708,109

			Consumer Staples—7.17%
	8,050	8,050	Altria Group Inc		241,178	241,178
1,800		1,800	Anheuser-Busch Cos Inc	83,898		83,898
2,500	900	3,400	Colgate-Palmolive Co	136,100	48,996	185,096
	1,300	1,300	CVS Corp		31,005	31,005
	2,200	2,200	General Mills Inc		100,210	100,210
	2,000	2,000	Kraft Foods Inc ‘A’		56,400	56,400
	1,200	1,200	Pepsi Bottling Group Inc		21,516	21,516
1,400	5,100	6,500	PepsiCo Inc	56,000	204,000	260,000
2,250		2,250	Procter & Gamble Co	200,362		200,362
4,800		4,800	Sysco Corp	122,112		122,112
2,100	3,500	5,600	The Coca-Cola Co	85,008	141,680	226,688

				683,480	844,985	1,528,465

			Diversified—2.17%
12,200		12,200	General Electric Co **	311,100		311,100
	3,160	3,160	Honeywell International Inc		67,498	67,498
2,200		2,200	Schlumberger Ltd	83,622		83,622

				394,722	67,498	462,220

			Energy—0.61%
	1,200	1,200	BJ Services Co *		41,268	41,268
	620	620	Burlington Resources Inc		29,580	29,580
2,300		2,300	ENSCO International Inc	58,673		58,673

				58,673	70,848	129,521

			Financial Services—20.51%
3,200		3,200	American Express Co	106,336		106,336
3,200	7,419	10,619	American International Group Inc	158,240	366,870	525,110
	900	900	Automatic Data Processing Inc		27,711	27,711

See Notes to Pro Forma Financial Statements	See explanation of symbols on 7

3

PACIFIC FUNDS

PF AIM BLUE CHIP AND PF PUTNAM RESEARCH FUNDS

Pro Forma Schedule of Investments (Continued)

March 31, 2003 (Unaudited)

Shares				Value
PF AIM Blue Chip Fund	PF Putnam Research Fund	Pro Forma Combined	Security	PF AIM Blue Chip Fund	PF Putnam Research Fund	Pro Forma Combined
3,200	2,000	5,200	Bank of America Corp	$213,888	$133,680	$347,568
	1,330	1,330	Capital One Financial Corp		39,913	39,913
9,000		9,000	Citigroup Inc **	310,050		310,050
	10,000	10,000	Citigroup Inc		344,500	344,500
	775	775	Comerica Inc		29,357	29,357
	800	800	Commerce Bancorp Inc		31,792	31,792
	1,400	1,400	Equity Office Properties Trust		35,630	35,630
2,600	2,150	4,750	Fannie Mae	169,910	140,502	310,412
2,200	3,950	6,150	Fifth Third Bancorp	110,308	198,053	308,361
3,600		3,600	First Data Corp	133,236		133,236
2,500		2,500	Fiserv Inc *	78,700		78,700
2,000	2,217	4,217	Freddie Mac	106,200	117,723	223,923
1,800		1,800	Goldman Sachs Group Inc	122,544		122,544
3,200		3,200	J.P. Morgan Chase & Co	75,872		75,872
	7,500	7,500	MBNA Corp		112,875	112,875
2,700		2,700	Merrill Lynch & Co Inc	95,580		95,580
3,200		3,200	Morgan Stanley	122,720		122,720
	1,300	1,300	Paychex Inc		35,711	35,711
2,100		2,100	Prudential Financial Inc	61,425		61,425
	2,000	2,000	Radian Group Inc		66,760	66,760
800		800	SLM Corp	88,736		88,736
	1,255	1,255	Standard & Poor’s Depositary Receipts Trust Series I		106,349	106,349
	800	800	TCF Financial Corp		32,032	32,032
	6,150	6,150	The Bank of New York Co Inc		126,075	126,075
	4,550	4,550	U.S. Bancorp		86,359	86,359
3,700	2,500	6,200	Wells Fargo & Co	166,463	112,475	278,938
	2,460	2,460	Zions Bancorp		105,239	105,239

				2,120,208	2,249,606	4,369,814

			Health Care—17.27%
	2,260	2,260	Abbott Laboratories		84,999	84,999
1,500		1,500	Allergan Inc	102,315		102,315
	1,200	1,200	AmerisourceBergen Corp		63,000	63,000
3,200	1,820	5,020	Amgen Inc *	184,160	104,741	288,901
	1,060	1,060	Baxter International Inc		19,759	19,759
2,500		2,500	Boston Scientific Corp *	101,900		101,900
2,000	3,260	5,260	Cardinal Health Inc	113,940	185,722	299,662
2,200	1,620	3,820	Forest Laboratories Inc *	118,734	87,431	206,165
3,000		3,000	HCA Inc	124,080		124,080
5,200	5,150	10,350	Johnson & Johnson	300,924	298,031	598,955
3,600	1,870	5,470	Medtronic Inc	162,432	84,374	246,806
12,600		12,600	Pfizer Inc **	392,616		392,616
	8,640	8,640	Pfizer Inc		269,222	269,222
	6,340	6,340	Pharmacia Corp		274,522	274,522
1,400		1,400	St. Jude Medical Inc *	68,250		68,250
1,600		1,600	UnitedHealth Group Inc	146,672		146,672
	1,444	1,444	WellPoint Health Networks Inc *		110,827	110,827
3,000	2,000	5,000	Wyeth	113,460	75,640	189,100
1,900		1,900	Zimmer Holdings Inc *	92,397		92,397

				2,021,880	1,658,268	3,680,148

			Integrated Oils—3.72%
9,100	12,519	21,619	Exxon Mobil Corp	318,045	437,539	755,584
	1,780	1,780	GlobalSantaFe Corp		36,757	36,757

				318,045	474,296	792,341

			Materials & Processing—1.94%
1,500		1,500	Air Products & Chemicals Inc	62,145		62,145
2,300	4,800	7,100	Alcoa Inc	44,574	93,024	137,598
700		700	E.I. du Pont de Nemours & Co	27,202		27,202
2,800		2,800	Masco Corp	52,136		52,136
	700	700	PPG Industries Inc		31,556	31,556
	1,100	1,100	Rohm & Haas Co		32,758	32,758
	2,700	2,700	Smurfit-Stone Container Corp *		36,070	36,070
	710	710	Weyerhaeuser Co		33,959	33,959

				186,057	227,367	413,424

See Notes to Pro Forma Financial Statements	See explanation of symbols on page 7

4

PACIFIC FUNDS

PF AIM BLUE CHIP AND PF PUTNAM RESEARCH FUNDS

Pro Forma Schedule of Investments (Continued)

March 31, 2003 (Unaudited)

Shares				Value

PF AIM Blue Chip Fund	PF Putnam Research Fund	Pro Forma Combined	Security	PF AIM Blue Chip Fund	PF Putnam Research Fund	Pro Forma Combined

			Producer Durables—4.72%
9,000		9,000	Applied Materials Inc *	$113,220		$113,220
	4,300	4,300	Dover Corp		$104,146	104,146
	3,290	3,290	Emerson Electric Co		149,201	149,201
1,500	1,000	2,500	KLA-Tencor Corp *	53,913	35,942	89,855
	2,090	2,090	Lexmark International Inc *		139,926	139,926
1,600	2,400	4,000	Lockheed Martin Corp	76,080	114,120	190,200
1,400		1,400	Novellus Systems Inc *	38,178		38,178
	1,550	1,550	Parker Hannifin Corp		60,047	60,047
2,100		2,100	United Technologies Corp	121,338		121,338

				402,729	603,382	1,006,111

			Technology—12.77%
2,600		2,600	Analog Devices Inc *	71,500		71,500
	2,200	2,200	BMC Software Inc *		33,198	33,198
15,600		15,600	Cisco Systems Inc *	202,488		202,488
	9,650	9,650	Computer Associates International Inc		131,819	131,819
6,400	7,840	14,240	Dell Computer Corp *	174,784	214,111	388,895
	2,000	2,000	Electronic Data Systems Corp		35,200	35,200
3,000	15,580	18,580	Hewlett-Packard Co	46,650	242,269	288,919
5,700	16,800	22,500	Intel Corp	92,796	273,504	366,300
1,500		1,500	International Business Machines Corp	117,645		117,645
1,700		1,700	Linear Technology Corp	52,479		52,479
1,100		1,100	Maxim Integrated Products Inc	39,732		39,732
3,100		3,100	Microchip Technology Inc	61,690		61,690
14,700		14,700	Microsoft Corp	355,887		355,887
	3,990	3,990	Motorola Inc		32,957	32,957
	1,500	1,500	NCR Corp *		27,510	27,510
10,000	14,800	24,800	Oracle Corp *	108,490	160,565	269,055
	2,300	2,300	QUALCOMM Inc		82,938	82,938
	1,400	1,400	Raytheon Co		39,718	39,718
1,400		1,400	Texas Instruments Inc	22,918		22,918
2,550		2,550	VERITAS Software Corp *	44,829		44,829
2,400		2,400	Xilinx Inc *	56,184		56,184

				1,448,072	1,273,789	2,721,861

			Utilities—5.40%
	7,600	7,600	AT&T Wireless Services Inc *		50,160	50,160
1,300	9,690	10,990	BellSouth Corp	28,171	209,982	238,153
	6,300	6,300	CenterPoint Energy Inc		44,415	44,415
	2,100	2,100	CenturyTel Inc		57,960	57,960
	5,697	5,697	Comcast Corp ‘A’ *		162,877	162,877
2,300		2,300	Duke Energy Corp	33,442		33,442
	4,430	4,430	Edison International *		60,647	60,647
	1,800	1,800	Entergy Corp		86,670	86,670
	1,200	1,200	FirstEnergy Corp		37,800	37,800
900		900	FPL Group Inc	53,037		53,037
	2,000	2,000	NiSource Inc		36,400	36,400
	2,400	2,400	PG&E Corp *		32,280	32,280
	900	900	Progress Energy Inc		35,235	35,235
3,500	4,600	8,100	SBC Communications Inc	70,210	92,276	162,486
2,100		2,100	The Southern Co	59,724		59,724

				244,584	906,702	1,151,286

			Total U.S. Common Stocks	9,153,810	10,132,778	19,286,588

			FOREIGN COMMON STOCKS—5.44%
			Australia—0.17%
	6,550	6,550	BHP Billiton Ltd	—	36,686	36,686

See Notes to Pro Forma Financial Statements	See explanation of symbols on page 7

5

PACIFIC FUNDS

PF AIM BLUE CHIP AND PF PUTNAM RESEARCH FUNDS

Pro Forma Schedule of Investments (Continued)

March 31, 2003 (Unaudited)

Shares				Value

PF AIM Blue Chip Fund	PF Putnam Research Fund	Pro Forma Combined	Security	PF AIM Blue Chip Fund	PF Putnam Research Fund	Pro Forma Combined

			Barbados—0.34%
1,800		1,800	Nabors Industries Ltd *	$71,766	$—	$71,766

			Bermuda—1.91%
	2,600	2,600	ACE Ltd		75,270	75,270
	3,370	3,370	Ingersoll-Rand Co ‘A’		130,048	130,048
	13,010	13,010	Tyco International Ltd		167,308	167,308
	470	470	XL Capital Ltd ‘A’		33,267	33,267

				—	405,893	405,893

			Canada—0.44%
1,400		1,400	Canadian National Railway Co	59,920		59,920
	1,000	1,000	Canadian Natural Resources Ltd		34,132	34,132

				59,920	34,132	94,052

			Finland—0.70%
2,800	7,900	10,700	Nokia OYJ ADR	39,228	110,679	149,907

			France—0.16%
	546	546	TotalFinaElf SA ADR	—	34,545	34,545

			Germany—0.14%
	400	400	SAP AG	—	30,272	30,272

			Italy—0.39%
	1,250	1,250	Eni SPA ADR	—	83,463	83,463

			Japan—0.13%
	3,000	3,000	Advantest Corp ADR	—	26,700	26,700

			Singapore—0.17%
	4,200	4,200	Flextronics International Ltd *	—	36,624	36,624

			Switzerland—0.58%
	700	700	Ciba Specialty Chemicals AG *		45,731	45,731
	2,110	2,110	Novartis AG		78,001	78,001
	3	3	Novartis AG ADR		111	111

				—	123,843	123,843

			United Kingdom—0.31%
3,600		3,600	Vodafone Group PLC ADR	65,592	—	65,592

			Total Foreign Common Stocks	236,506	922,837	1,159,343

			SHORT-TERM INVESTMENTS—3.89%
			Cash Equivalent—0.48%
	102,621	102,621	BlackRock Provident Institutional TempFund	—	102,621	102,621

Principal Amount

			U.S. Government Agency Issues—3.17%
			Federal Home Loan Bank
$676,000		$676,000	1.200% due 04/01/03	676,000	—	676,000

See Notes to Pro Forma Financial Statements	See explanation of symbols on page 7

6

PACIFIC FUNDS

PF AIM BLUE CHIP AND PF PUTNAM RESEARCH FUNDS

Pro Forma Schedule of Investments (Continued)

March 31, 2003 (Unaudited)

Principal Amount				Value
PF AIM Blue Chip Fund	PF Putnam Research Fund	Pro Forma Combined	Security	PF AIM Blue Chip Fund	PF Putnam Research Fund	Pro Forma Combined
			U.S. Treasury Bill—0.24%

$50,000		$50,000	1.125% due 06/19/03 **	$49,881	$—	$49,881

			Total Short-Term Investments	725,881	102,621	828,502

			TOTAL INVESTMENTS—99.84%	10,116,197	11,158,236	21,274,433

			OTHER ASSETS & LIABILITIES, NET—0.13%	29,672	(2,000)	27,672

			NET ASSETS BEFORE ADJUSTMENT—99.97%	$10,145,869	$11,156,236	21,302,105

			ADJUSTMENT—0.03% (a)			6,110

			NET ASSETS AFTER ADJUSTMENT—100%			$21,308,215

			TOTAL INVESTMENTS—COST	$11,529,201	$12,462,192	$23,991,393

Notes to Pro Forma Schedule of Investments

(a) Adjustment reflects reduction in advisory fees from 1.00% for PF Putnam Research Fund to 0.95% for PF AIM Blue Chip Fund (see Note 7 to Pro Forma

Financial Statements)

PF AIM Blue Chip Fund	PF Putnam Research Fund	Pro Forma Combined	PF AIM Blue Chip Fund	PF Putnam Research Fund	Pro Forma Combined

(b) Forward foreign currency contracts outstanding at March 31, 2003, were as follows:

Principal Amount Covered by Contracts (In Foreign Currency)			Contracts to Buy or to Sell	Currency	Expiration	Unrealized Appreciation (Depreciation)
	51,000	51,000	Sell	AUD	06/03		$90	$90
	11,000	11,000	Buy	CAD	06/03		84	84
	52,000	52,000	Sell	CAD	06/03		(414)	(414)
	10,000	10,000	Buy	CHF	06/03		(149)	(149)
	159,000	159,000	Sell	CHF	06/03		657	657
	142,000	142,000	Buy	EUR	06/03		743	743
	395,600	395,600	Sell	EUR	06/03		(7,505)	(7,505)
	3,099,000	3,099,000	Sell	JPY	06/03		121	121
	55,000	55,000	Sell	SGD	06/03		566	566

						$—	($5,807)	($5,807)

(c) Securities with an approximate aggregate market value of $811,079 were segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2003:

Number of Contracts			Type			Unrealized Depreciation
10	—	10	S&P EMINI Futures (06/03)			($2,030)	$—	($2,030)

(d)	Principal amount denoted in the indicated currency:

AUD—Australian Dollar	CHF—Swiss Franc	JPY—Japanese Yen
CAD—Canadian Dollar	EUR—Euro Dollar	SGD—Singapore Dollar

(e)	Explanation of Symbols for Pro Forma Schedule of Investments:

    *  Non-income producing securities.

    ** Securities were fully/partially segregated with the custodian to cover margin requirements for open futures contracts as of March 31, 2003.

    See Notes to Pro Forma Financial Statements

7

PACIFIC FUNDS

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(Unaudited)

1. BASIS OF COMBINATION

On September 8, 2003, the Board of Trustees of Pacific Funds (the “Board”) approved a plan of reorganization whereby, subject to approval by the shareholders of the PF Putnam Research Fund (the “Acquired Fund”), the PF AIM Blue Chip Fund (the “Surviving Fund”) will acquire all the assets of the Acquired Fund subject to the liabilities of such Acquired Fund, in exchange for a number of shares having an aggregate value equal to the aggregate value of the shares of the Acquired Fund (the “Reorganization”).

The Reorganization will be accounted for as a tax-free merger of investment companies. The pro forma financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred as of March 31, 2003. The unaudited pro forma statement of assets and liabilities and schedule of investments reflect the financial position of the Surviving Fund and the Acquired Fund (each a “Fund”, and collectively the “Funds”) as of March 31, 2003. The unaudited pro forma statement of operations reflects the results of operations of the Funds for the year ended March 31, 2003. These statements have been derived from the Funds’ respective books and records utilized in calculating the daily net asset value at the dates indicated above for the Funds under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The historical cost of investment securities will be carried forward to the Surviving Fund and results of operations of the Surviving Fund for pre-combination periods will not be restated.

The pro forma statement of assets and liabilities, statement of operations, and schedule of investments should be read in conjunction with the historical financial statements of Pacific Funds incorporated by reference in the Statements of Additional Information.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with U.S. GAAP for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of the financial statements.

A. Fund Valuation

Equity securities are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market as reported by a pricing source approved by the Board. Securities traded on over-the-counter markets and listed securities for which no sales are reported are generally valued at the mean between the most recent bid and asked quotes obtained from a quotation reporting system, from established market makers, brokers or dealers. Fixed income securities are generally valued at prices obtained from pricing services or brokers and dealers. Certain bonds are valued by a benchmarking process approved by the Board. Securities for which market quotations are not readily available or are deemed to be unreliable or inaccurate, are valued at their fair value as determined in good faith pursuant to procedures established by the Board. If events occur that materially affect NAV (including non-U.S. securities) between the close of trading in those securities affected and the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), the securities may be valued at fair value under procedures approved by the Board. Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximate market value.

B. Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums are recorded on a daily basis using the effective yield method except for short-term securities, which recognize discounts and premiums on a straight-line basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to distribution and service (12b-1) fees (included in Note 3). Income, other non-class specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

C. Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the end of the reporting period. Purchases and sales of securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

Net realized foreign exchange gains and losses arise from sales of foreign securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.

D. Expense Allocation

General expenses of the Funds (including legal and audit fees, transfer agency out-of-pocket expenses and fees and expenses of the Independent Trustees) are allocated to each Fund in proportion to its relative average daily net assets. Expenses directly attributable to a particular Fund (including advisory, administration, custody, registration and distribution and service (12b-1) fees) are charged to that Fund.

E. Offering Costs

The Funds bear all costs associated with offering expenses including legal, printing and internal services support. All such costs are amortized to expense on a straight-line basis over twelve months from commencement of operations.

F. Futures Contracts

The Funds may use futures contracts to manage their exposure to the stock markets, to fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the

8

PACIFIC FUNDS

NOTES TO PRO FORMA FINANCIAL STATEMENTS (continued)

(Unaudited)

period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of a contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of a contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

G. Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts (“forward contracts”) for the purpose of hedging against foreign exchange risk arising from a Fund’s investment in foreign securities. These contracts are “marked-to-market” daily at the applicable translation rates and any result of unrealized appreciation or depreciation is recorded in a Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

H. Investment Risk

Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.	INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, Pacific Life Insurance Company (“Pacific Life”) serves as investment adviser to the Funds, and receives from the Funds the following advisory fee rates based on an annual percentage of the average daily net assets of each Fund and the fees are accrued daily by the Funds:

PF AIM Blue Chip	0.95%

PF Putnam Research	1.00%

Pursuant to Fund Management Agreements, Pacific Funds and Pacific Life engage managers under Pacific Life’s supervision for these two Funds. The following firms serve as sub-advisors for their respective Funds: AIM Capital Management, Inc. and Putnam Investment Management, LLC. Pacific Life pays each sub-adviser a fee as compensation for advisory services provided to each of their Funds.

Pursuant to the Administration and Shareholder Services Agreement, Pacific Life serves as Administrator (the “Administrator”) to the Funds. Under the Agreement, the Funds compensate the Administrator at an annual rate of 0.35% of average daily net assets for procuring the administrative, transfer agency and shareholder services. In addition, the Funds compensate the Administrator for support services based on an internal billing rate at cost for the time spent by the legal, accounting, tax and compliance personnel for providing assistance, coordination and supervision to the Funds.

Pacific Select Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Funds’ shares. Under the distribution and service (12b-1) plans, each Fund pays to the Distributor fees at annual rates expressed as a percentage of average daily net assets. Each Fund pays a distribution fee as compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Funds (0.25% for Class A shares and 0.75% for Class B and C shares). Additionally, each Fund pays a servicing fee as compensation in connection with services rendered to shareholders of the Funds and/or maintenance of shareholder accounts (0.25% for Class A, B, and C shares). The fees are accrued daily.

4. TRUSTEE DEFERRED COMPENSATION PLAN

Each independent trustee is eligible to participate in the Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of Pacific Funds that are payable in accordance with the agreement. A trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. Accordingly, the market value appreciation/ depreciation of the trustee’s deferred compensation accounts will cause the expenses of each Fund to increase or decrease due to market fluctuation.

5. EXPENSE REDUCTIONS

Pacific Life has contractually agreed to waive all or part of its investment advisory fees, administration fees or otherwise reimburse each Fund for operating expenses (including organizational expenses, but not including investment advisory fees, distribution and service (12b-1) fees, foreign taxes on dividends, interest or gains, interest, taxes, brokerage commissions and other transactional expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business) that exceed an annual rate of 0.45% of it’s average daily net assets for both Funds through June 30, 2005. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Funds, but not above the expense cap. There is no guarantee that Pacific Life will continue to cap the expenses after June 30, 2005.

9

PACIFIC FUNDS

NOTES TO PRO FORMA FINANCIAL STATEMENTS (continued)

(Unaudited)

The cumulative reimbursement amount as of March 31,2003 that is subject to repayment from each Fund is as follows:

PF AIM Blue Chip Fund	$384,382
PF Putnam Research	323,644

Pro Forma Combined	$708,026

The Pacific Life’s expense reimbursement is presented in the accompanying pro forma statement of operations.

6. CAPITAL SHARES

The pro forma net asset value per share assumes additional shares of the Surviving Fund were issued in connection with the proposed acquisition of the Acquired Fund as of March 31, 2003. The number of additional shares issued was calculated by dividing the net asset value of the Acquired Fund by the net asset value per share of the Surviving Fund for each of the respective classes - A, B, and C.

7. PRO FORMA OPERATING EXPENSES

The accompanying pro forma financial statements reflect changes in the Funds’ shares if the Reorganization had taken place on March 31, 2003. The Funds each have a different advisory fee at an annual rate of 0.95% for the Surviving Fund and 1.00% for the Acquired Fund, of the Funds’ average daily net assets and the pro forma statement of assets and liabilities and statement of operations reflect the reduction of advisory fees. Based upon the fact that the advisory fee rate for the Surviving Fund is slightly lower than the Acquired Fund and most of the Funds’ other expenses (including legal and audit fees, transfer agency out-of-pocket expenses and fees and expenses of the Independent Trustees) are allocated among the Funds in proportion to their relative average daily net assets, the reduction in total operating expenses assuming the Surviving Fund’s expense structure was in effect for the year ended March 31, 2003, was considered immaterial to the Funds.

8. REORGANIZATION COST

Pacific Life will bear all the costs of the Reorganization. Reorganization costs are estimated at approximately $82,000 and these costs represent the estimated expenses of both Funds carrying out their obligation under the Reorganization and consist of management’s estimate of legal fees, accounting fees, printing costs, and mailing charges related to the proposed Reorganization, including but not limited to, the costs of the proxy solicitations and any necessary filings with the Securities and Exchange Commission.

9. FEDERAL INCOME TAX

Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the fiscal year ended March 31, 2003 to qualify as a regulated investment company and is not required to pay Federal income tax under Regulation M of the Internal Revenue Code. Each Fund intends to continue to qualify as a regulated investment company and distribute substantially all its taxable income and capital gains to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

Net capital loss carryovers and post-October capital losses, if any, as of March 31, 2003, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The estimated net capital loss carryovers, the post-October capital losses and foreign currency losses deferred, the composition of unrealized appreciation and depreciation of investment securities, the accumulated capital and other losses and the aggregate cost of investments for Federal income tax purposes as of March 31, 2003, were as follows:

Fund	Net Capital Loss Carryover	Expiration	Post-October Capital Loss Deferral	Post-October Foreign Currency Loss Deferral	Accumulated Capital and Other Losses	Total Cost on Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

PF AIM Blue Chip	($739,723)	2011	($183,830)	$—	($923,553)	$11,625,754	$192,344	($1,701,901)	($1,509,557)

PF Putnam Research	(1,040,026)	2011	(1,052,939)	(30,136)	(2,123,101)	12,948,377	190,829	(1,980,970)	(1,790,141)

Pro Forma Combined	($1,779,749)	2011	($1,236,769)	($30,136)	($3,046,654)	$24,574,131	$383,173	($3,682,871)	($3,299,698)

After the Reorganization, the net capital loss carryover and post-October capital and foreign currency losses, if any, of the Acquired Fund will be available to the Surviving Fund to offset its future capital gains and ordinary income, although the amount of these losses which may offset its future capital gains and ordinary income in any given year may be limited.

10

VOTE THIS PROXY—YOUR VOTE IS IMPORTANT!

YOU MAY VOTE BY TELEPHONE OR BY MAIL

If you vote by mail, only signed and dated voting instructions received by 11:00 a.m. Eastern time on December 12, 2003, at the address shown on the enclosed envelope will be counted!

To vote by telephone (available 24 hours a day) follow these instructions:

1.	Read your proxy statement and the proposal.

2.	Using a touch tone phone, dial our toll- free automated number at 1-866-241-6192.

3.	You will be asked to enter your 14 digit Control Number as shown in the box on the Proxy Card below.

4.	Follow the recorded directions.

5.	If voting by telephone, you must call by 11:00 a.m. Eastern time on December 12, 2003.

6.	You do not need to mail your Proxy Card if you vote by telephone.

TO VOTE BY TELEPHONE, FOLLOW INSTRUCTIONS AT THE RIGHT.

(Voting by telephone saves time and money.)

TO VOTE BY MAIL, FOLLOW INSTRUCTIONS ON THE REVERSE SIDE.

Please detach at perforation before mailing.

PROXY CARD	PACIFIC FUNDS - PF PUTNAM RESEARCH FUND SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 12, 2003 PROXY SOLICITATION BY THE BOARD OF TRUSTEES	PROXY CARD

The undersigned hereby appoint(s) Audrey L. Milfs and Diane N. Ledger or any one or more of them, proxies, each with full power of substitution, to vote all shares of the PF Putnam Research Fund (the “Fund”) a series of Pacific Funds, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 700 Newport Center Drive, Newport Beach, California on December 12, 2003 at 9:00 a.m., Pacific time, and at any adjournment thereof. THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends a vote FOR the proposal.

VOTE VIA THE TELEPHONE: 1-866-241-6192
CONTROL NUMBER: 999 9999 9999 999
Please sign and date the proxy card. All designated shareholders of the account as shown above must sign hereon. If signing as an attorney, executor, trustee, guardian or other representative or as an officer of a corporation or partnership, please add title as such. Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged.

Signature of shareholder

Signature of shareholder (other) (if held jointly)

, 2003

Date	PAC_13646b

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTE THIS PROXY—YOUR VOTE IS IMPORTANT!

YOU MAY VOTE BY TELEPHONE OR BY MAIL

If you vote by mail, only signed and dated voting instructions received by 11:00 a.m. Eastern time on December 12, 2003, at the address shown on the enclosed envelope will be counted!

Please detach at perforation before mailing.

SPECIFY YOUR DESIRED VOTE BY MARKING IN THE APPROPRIATE SPACE BELOW. THIS PROXY WILL BE VOTED FOR PROPOSAL 1 IF NO MARK IS MADE BELOW.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: ■

		FOR	AGAINST	ABSTAIN
1.	To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the PF Putnam Research Portfolio by the PF AIM Blue Chip Fund.	☐	☐	☐

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PAC_13646b

PART C: OTHER INFORMATION

Item 15.    Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust.

Title 12, Chapter 38, Section 3817 of the Delaware Code, Article VII of the Registrant’s Declaration of Trust filed as Exhibit (a)(1) to the Registrant’s registration statement, and Article VI of the Registrant’s By-Laws filed as Exhibit (b) to the registration statement, provide for indemnification of the Registrant’s trustees and/or officers for certain liabilities. Each agreement to which the Registrant is a party filed as an exhibit to the Registrant’s registration statement provides for indemnification for certain liabilities for the trustees, officers and/or certain affiliated persons of the Registrant.

Insofar as indemnification by the Registrant for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits

(1)(a)	Amended and Restated Declaration of Trust[3]

(1)(b)	Instrument amending Declaration of Trust (Putnam Investment Management LLC (Putnam) funds)[7]

(1)(c)	Instrument amending Declaration of Trust (Pacific Investment Management Company LLC (PIMCO) fund)[10]

(1)(d)	Form of Instrument amending Declaration of Trust (Portfolio Optimization Funds and Short Duration Fund)[14]

(1)(e)	Certificate of Trust[1]

(2)(a)	By-Laws[1]

(3)	Not Applicable

(4)	Form of Plan of Reorganization is included herein

(5)	Certificates for Shares will not be issued. Articles III, V and VI of the Declaration of Trust and Article II of the By-Laws define the rights of holders of the Shares[7]

(6)(a)(1)	Investment Advisory Agreement[3]

(6)(a)(2)	Addendum to Investment Advisory Agreement (Putnam funds)[7]

(6)(a)(3)	Addendum to Investment Advisory Agreement (PIMCO fund)[10]

(6)(a)(4)	Form of Addendum to Investment Advisory Agreement (Portfolio Optimization Funds and Short Duration Fund)[14]

(6)(b)(1)	Fund Management Agreement—A I M Capital Management, Inc. (AIM)[3]

(6)(b)(2)	Fee Schedule to Fund Management Agreement—AIM[12]

(6)(c)(1)	Fund Management Agreement—INVESCO Funds Group, Inc. (INVESCO)[3]

(6)(c)(2)	Form of Addendum to Fund Management Agreement—INVESCO[14]

(6)(d)(1)	Fund Management Agreement—Janus Capital Management LLC (Janus)[8]

(6)(d)(2)	Addendum to Fund Management Agreement—Janus[8]

(6)(e)(1)	Fund Management Agreement—PIMCO[3]

(6)(e)(2)	Addendum to Fund Management Agreement—PIMCO[14]

(6)(f)	Fund Management Agreement—Salomon Brothers Asset Management Inc. (Salomon)[6]

(6)(g)(1)	Fund Management Agreement—Lazard Asset Management (Lazard)[3]

(6)(g)(2)	Form of Addendum to Fund Management Agreement—Lazard[14]

(6)(h)(1)	Fund Management Agreement—MFS Investment Management (MFS)[4]

(6)(h)(2)	Form of Addendum to Fund Management Agreement—MFS[14]

(6)(i)	Fund Management Agreement—Putnam[7]

(6)(k)	Fund Management Agreement—Van Kampen[13]

(6)(l)	Form of Fund Management Agreement—Goldman Sachs Asset Management, L.P. (Goldman Sachs)[14]

(7)(a)(1)	Distribution Agreement[3]

7)(a)(2)	Addendum to Distribution Agreement (Putnam funds)[7]

(7)(a)(3)	Form of Addendum to Distribution Agreement (Portfolio Optimization Funds and Short Duration Fund)[14]

(7)(b)(1)	Form of Selling Group Agreement[3]

(7)(b)(2)	Amended Schedule A to Form of Selling Group Agreement (Putnam funds)[7]

(7)(b)(3)	Amended Schedule A to Form of Selling Group Agreement (PIMCO fund)[10]

(7)(b)(4)	Form of Amended Schedule A to Form of Selling Group Agreement (Portfolio Optimization Funds and Short Duration Fund)[14]

(8)	Deferred Compensation Plan[9]

(9)(a)(1)	Custodian Agreement[6]

(9)(a)(2)	Addendum to Custodian Agreement (Putnam funds)[7]

(9)(a)(3)	Addendum to Custodian Agreement (PIMCO fund)[10]

(9)(a)(4)	Form of Addendum to Custodian Agreement (Portfolio Optimization Funds and Short Duration Fund)[14]

(9)(b)	Foreign Custody Manager Agreement[6]

(10)(a)(1)(a)	Class A Distribution and Service Plan[3]

(10)(a)(1)(b)	Amended Schedule A to Class A Distribution and Service Plan (Putnam funds)[7]

(10)(a)(1)(c)	Amended Schedule A to Class A Distribution and Service Plan (PIMCO fund)[10]

(10)(a)(1)(d)	Form of Amended Schedule A to Class A Distribution and Service Plan (Portfolio Optimization Funds and Short Duration Fund)[14]

(10)(a)(2)(a)	Class B Distribution and Service Plan[3]

(10)(a)(2)(b)	Amended Schedule A to Class B Distribution and Service Plan (Putnam funds)[7]

(10)(a)(2)(c)	Amended Schedule A to Class B Distribution and Service Plan (PIMCO fund)[10]

(10)(a)(2)(d)	Form of Amended Schedule A to Class B Distribution and Service Plan (Portfolio Optimization Funds and Short Duration Fund)[14]

(10)(a)(3)(a)	Class C Distribution and Service Plan[3]

(10)(a)(3)(b)	Amended Schedule A to Class C Distribution and Service Plan (Putnam funds)[7]

(10)(a)(3)(c)	Amended Schedule A to Class C Distribution and Service Plan (PIMCO fund)[10]

(10)(a)(3)(d)	Form of Amended Schedule A to Class C Distribution and Service Plan (Portfolio Optimization Funds and Short Duration Fund)[14]

(10)(b)(1)	Multiple Class Plan Pursuant to Rule 18f-3[3]

(10)(b)(2)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (Putnam funds)[7]

(10)(b)(3)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PIMCO fund)[10]

(10)(b)(4)	Form of Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (Portfolio Optimization Funds and Short Duration Fund)[14]

(11)	Form of Opinion and Consent of Counsel is filed herewith

(12)	Tax Opinion to be filed by amendment

(13)(a)(1)	Transfer Agency Agreement[6]

(13)(a)(2)	Addendum to Transfer Agency Agreement (Putnam funds)[7]

(13)(a)(3)	Addendum to Transfer Agency Agreement (AML)[9]

(13)(a)(4)	Addendum to Transfer Agency Agreement (529 Plan)[9]

(13)(a)(5)	Addendum to Transfer Agency Agreement (PIMCO fund)[10]

(13)(a)(6)	Form of Addendum to Transfer Agency Agreement (Portfolio Optimization Funds and Short Duration Fund)[14]

(13)(b)(1)	Administration and Shareholder Services Agreement[3]

(13)(b)(2)	Addendum to Administration and Shareholder Services Agreement (Putnam funds)[7]

(13)(b)(3)	Addendum to Administration and Shareholder Services Agreement (PIMCO fund)[10]

(13)(b)(4)	Form of Addendum to Administration and Shareholder Services Agreement (Portfolio Optimization Funds and Short Duration Fund)[14]

(13)(c)(1)	Expense Limitation Agreement[3]

(13)(c)(2)	Addendum to Expense Limitation Agreement (Putnam funds)[7]

(13)(c)(3)	Addendum to Expense Limitation Agreement (Money Market Fund)[9]

(13)(c)(4)	Addendum to Expense Limitation Agreement (PIMCO fund)[10]

(13)(c)(5)	Form of Addendum to Expense Limitation Agreement (Portfolio Optimization Funds and Short Duration Fund)[14]

(13)(d)(1)	Sub-Administration and Accounting Services Agreement[3]

(13)(d)(2)	Addendum to Sub-Administration and Accounting Services Agreement (Putnam funds)[7]

(13)(d)(3)	Addendum to Sub-Administration and Accounting Services Agreement (PIMCO fund)[10]

(13)(d)(4)	Form of Addendum to Sub-Administration and Accounting Services Agreement (Portfolio Optimization Funds and Short Duration Fund)[14]

(14)	Independent Auditor’s Consent is filed herewith

(15)	Not Applicable

(16)	Power of Attorney for Thomas C. Sutton, Glenn S. Schafer, Richard L. Nelson, Lyman W. Porter, Alan Richards, Lucie H. Moore and Brian D. Klemens[13]

(17)	Not Applicable

[1]	Previously filed on May 22, 2001 as an exhibit to Registrant’s initial registration statement on Form N-1A, and incorporated herein by reference.

[2]	Previously filed on August 9, 2001 as an exhibit to pre-effective amendment No. 1 to Registrant’s registration statement, and incorporated herein by reference.

[3]	Previously filed on September 26, 2001 as an exhibit to pre-effective amendment No. 2 to Registrant’s registration statement, and incorporated herein by reference.

[4]	Previously filed on September 28, 2001 as an exhibit to pre-effective amendment No. 3 to Registrant’s registration statement, and incorporated herein by reference.

[5]	Previously filed on October 1, 2001 as an exhibit to pre-effective amendment No. 4 to Registrant’s registration statement, and incorporated herein by reference.

[6]	Previously filed on October 15, 2001 as an exhibit to post-effective amendment No. 1 to Registrant’s registration statement, and incorporated herein by reference.

[7]	Previously filed on December 28, 2001 as an exhibit to post-effective amendment No. 2 to the Registrant’s registration statement, and incorporated herein by reference.

[8]	Previously filed on June 21, 2002 as an exhibit to post-effective amendment No. 4 to the Registrant’s registration statement, and incorporated herein by reference.

[9]	Previously filed on October 3, 2002 as an exhibit to post-effective amendment No. 5 to the Registrant’s registration statement, and incorporated herein by reference.

[10]	Previously filed on December 18, 2002 as an exhibit to post-effective amendment No. 7 to the Registrant’s registration statement, and incorporated herein by reference.

[11]	Previously filed on February 24, 2003 as an exhibit to post-effective amendment No. 8 to the Registrant’s registration statement, and incorporated herein by reference.

[12]	Previously filed on April 23, 2003 as an exhibit to post-effective amendment No. 9 to the Registrant’s registration statement, and incorporated herein by reference.

[13]	Previously filed on June 26, 2003 as an exhibit to post-effective amendment No. 10 to the Registrant’s registration statement, and incorporated herein by reference.

[14]	Previously filed on September 12, 2003 as an exhibit to post-effective amendment No. 12 to the Registrant’s registration statement, and incorporated herein by reference.

Item 17.    Undertakings

(1)  The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)  The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newport Beach and State of California, on the 10th day of October, 2003.

PACIFIC FUNDS

By:	/s/ ROBIN S. YONIS

Robin S. Yonis, President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Thomas C. Sutton*	Trustee and Chairman of the Board (Principal Executive Officer)	October 10, 2003

Glenn S. Schafer*	President and Trustee	October 10, 2003

Richard L. Nelson*	Trustee	October 10, 2003

Lyman W. Porter*	Trustee	October 10, 2003

Alan Richards*	Trustee	October 10, 2003

Lucie H. Moore*	Trustee	October 10, 2003

Brian D. Klemens*	Treasurer (Principal Financial and Accounting Officer)	October 10, 2003

/s/ ROBIN S. YONIS * Robin S. Yonis, as attorney in fact pursuant to power of attorney filed in Post-Effective Amendment No. 11 to registrant’s registration statement.	Trustee	October 10, 2003

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

(11)	Form of Opinion and Consent of Counsel

(14)	Independent Auditor’s Consent